UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21685

Hatteras Core Alternatives Fund, L.P.

(Exact name of registrant as specified in charter)

8540 Colonnade Center Drive, Suite 401 Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip code)

David B. Perkins 8540 Colonnade Center Drive, Suite 401 Raleigh, North Carolina 27615

(Name and address of agent for service)

Registrant’s telephone number, including area code: (919) 846-2324

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Annual Report

For the Year Ended March 31, 2012

HATTERAS CORE ALTERNATIVES FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

LETTER FROM THE PRESIDENT

Robert L. Worthington, CFA

On behalf of Hatteras Funds, I would like to thank our investors for the confidence you place in us to help manage your investment dollars. We take our fiduciary responsibilities seriously and will continue to put forth our greatest efforts to meet the investment objectives outlined to you and your financial advisors.

This past year was one characterized by extreme equity market volatility across the globe, together with significant and long-lasting global macro issues that whipsawed most markets. U.S. markets, bolstered by their safe haven status and reasonable valuation levels for high quality company stocks, held up relatively well compared to the rest of the world, especially emerging markets. Europe remains the main focus of worry from a global macro perspective, although economic slowing in the emerging markets of Brazil, China and India has also spurred investor concern.

Consistent with the safe haven mantra, fixed income returns among longer duration government and high quality securities were reasonable to spectacular. While one may question investing in low-yielding U.S. government securities in the face of growing fiscal deficits, near-term demand remains high.

In light of uncertain economic and capital market conditions, it is our ongoing belief that a portfolio that is diversified and strategically positioned may be better positioned to preserve and grow capital over the long term. In order to achieve this balance, we continue to believe in allocating to a core alternative investment solution that includes both hedge fund strategies for potential downside protection during difficult market cycles and private investments for potential return enhancement.

Even in these challenging times, ensuring that our portfolio and risk management efforts exceed your expectations is a commitment that never wavers. We appreciate the confidence you have placed in Hatteras and your investment in the Hatteras Core Alternatives Fund.

In closing, we feel positive about the future of our organization and our ability to deliver the risk-adjusted returns outlined in our investment objectives. We thank you for your continued confidence and support.

Robert L. Worthington, CFA

President

ONE

MANAGERS DISCUSSION OF FUND PERFORMANCE

Mark W. Yusko

The Hatteras Core Alternatives Institutional Fund, L.P. (the “Fund”) on a relative basis outperformed its benchmark, but in an absolute sense was down for the year. The Fund was down -2.8% for the 12 months ending on March 31, 2012. Comparatively, the Fund’s benchmark, the HFRX Global Hedge Fund Index, posted a loss of -6.4% over the same time period. The S&P 500 Total Return (the “S&P”) Index rallied strong in the last six months, finishing the year up 8.5%. Perhaps more relevant to our global approach because of the Fund’s exposure to emerging markets, the MSCI All Country World Index (Net) finished the year negative -0.7%. Attribution was largely driven by the success and positive 4.9% performance from Private Investments. A key inflection point for the Fund occurred during the summer of 2011, as we achieved the portfolio construction goal of having 25% Private Investment exposure. We could have built this portion much faster but were intentionally slow and methodical to mitigate the performance drag that private investments typically have early in their investment life and then to be very opportunistic in 2008 when the dislocation was peaking by allocating $140M. We feel our single greatest opportunity today is our maturing Private Investment strategy finding exits in today’s capital markets where valuations have greatly increased and stifling amounts of cash are waiting to be deployed. We believe that in this low GDP growth environment companies will look to take away market share from competitors pushing cash rich companies into the private markets to grow their business through acquisitions and build for the future.

Before we move into the review and outlook of the Fund, we would like to thank you and your clients for the confidence you have placed in Hatteras Funds. In a year where many funds of hedge funds saw significant outflows, we are happy to report that Hatteras Core Alternatives Fund assets remain stable. This is a testament to our advisors and clients understanding the value of our investment strategy and the positioning our private investments could yield in the months and years ahead.

STRATEGY COMMENTARY

Our hedge fund strategy was down -5.1% for the 12 month period ending March 31, 2012, but slightly above the broader hedge funds industry as measured by the HFRX Global Hedge Fund Index, down -6.4%. We focused our allocation efforts on incorporating a number of long-term themes such as Emerging Markets, Health Care and Energy but frustratingly saw no 2011 gains from them. 75% of our new hedge fund allocations went to the three aforementioned themes, further illustrating our long-term conviction that these investment opportunities represent increasingly affordable global values. Simply put, our global and thematic hedge fund approach frustrated us in a year where domestic opportunities proved the only real profit driver. Combining our additions to thematic areas that punished us last year with a lower correlation environment across equities seems to be paying off for us thus far in 2012 and providing renewed momentum for our hedge fund strategy. This tailwind is best illustrated by the strategy’s positive 3.9% in Q1 of 2012 outpacing the 3.1% from the HFRX Global Hedge Fund Index. Going forward we will attempt to balance higher beta longer term themes and longer duration private strategies with more tactical and active management to reflect today’s changing risk profiles.

TWO

The Fund’s Private Investments enjoyed positive performance of 4.9% for the year despite enormous swings every which way in the public markets. Recent performance has been driven by Venture Capital, Energy and Real Estate. Entering 2012, many of the private investments have reached maturity, and this exposure would be difficult to replicate for clients in any other way. This strategy is composed of eight different vintages, over 100 underlying funds and over 1,600 portfolio companies. While the buyout market looks to be opening back up, we still believe the best opportunities remain with smaller funds that are sheltered from the continued credit crisis. In an investment world marked by the recent enormous rally in domestic equities, this key area of offense for our portfolio looks to be well suited to capitalize on two areas, cash rich companies looking to grow their market share and higher valuations found in capital markets. We look forward to communicating more about this differentiated strategy as we believe we are just beginning to enter into a heightened level of activity during the remainder of 2012.

Hatteras Core Alternatives Institutional Fund, L.P. Strategy Performance	Trailing 12-month Performance Ending March 31, 2012
HEDGE FUND STRATEGIES
Opportunistic Equity	-7.54%
Enhanced Fixed Income	-2.33%
Absolute Return	-3.99%
Tactical Trading	-5.26%
PRIVATE INVESTMENTS	4.87%

Note: The portfolio analysis figures offer historical performance for each individual strategy as a composite of the actual underlying advisory funds. The historical performance shown indicates how each strategy (composite) performed on a stand-alone basis, net of all fees. However, none of the (composite) strategies shown are offered as stand-alone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Fund.

Fund Review

I was in New York last week moderating a panel discussion on “The Death of the Hedge Fund Model” (you can probably guess which side of the argument I come down on) and during the speaker dinner the night before, I sat with a Financial Advisor who uses our Fund as a core holding. He explained to me his rationale for why he utilized our strategy using a really compelling visual example. He said, “Mark, you need to go to a junkyard and cut a seatbelt out of a car and carry it around with you as a prop to explain how your Fund functions in protecting a traditional portfolio.” Pure genius. I have often used the phrase “anchor to windward” to describe how strategies based on the Endowment Model seek to function as risk reducers in a portfolio and potentially produce a more stable ride over time. The new visual is clear; everyone knows how and why seatbelts work.

The analogy works so well because the role of a low volatility (or hedged) investment strategy as a core holding to enhance a traditional portfolio of stocks, bonds, and cash is precisely the same role as wearing the seatbelt. You only need the seatbelt to function at the extreme in very rare situations, but when you need it, you really need it to function well. In an accident free world, you wouldn’t need the seatbelt and would be fine not wearing it. Unfortunately, the world is not perfect (accidents happen) and the uncertainty of when those accidents might happen means it is critical to wear the seatbelt all the time. The role of hedge funds in a portfolio is the same. In a risk free world, you could put all your money in stocks and bonds and everything would be fine. Your wealth could grow unfettered and you wouldn’t need that “uncomfortable” strategy restricting your performance. I use the word uncomfortable intentionally as that is why people might rationalize why they don’t wear a seatbelt, or why they don’t have a core allocation to a low volatility strategy in their portfolio. There are many rationalizations for the latter, like “stocks and bonds have produced strong returns over the long-term, so they are all I need.” The facts show that bonds, as measured by Long-Term U.S. Government Bonds, produced an unsatisfactory 2.9% annualized real return while equities, as measured by the S&P 500 (the “S&P”), have produced an acceptable 6.7% annualized real return, over the last 50 years. However, they can go very long periods of time with no real return like since January 2000 through March 2012, where the average investor actually lost -0.8% annualized real in equities.1

[1]

Real Return Indices: Long-Term Government Bonds: Ibbotson Associates SBBI U.S. Long-Term Government Inflation Adjusted Total Return Index; S&P 500: Ibbotson Associates SBBI S&P 500 Inflation Adjusted Total Return Index.

THREE

In investing, the case for having a low volatility model as your core holding is a little more nuanced. Unfortunately, having a diversified alternatives portfolio can actually have a perceived cost from time to time certainly like the last year in that these types of portfolios will likely underperform one of the asset classes in the portfolio in every period. So it is easy to compare our Fund to the strategy that has recently performed well and think you have missed something. Equities, as represented by the MSCI All Country World Index (Net), were slightly down at -0.7% for the year ending March, 2012. During the same time period, the Fund was down -2.8%. Breaking out the year by halves, the impact of large swings was fairly significant. In the first half of the year, equities saw a -17.2% drop while the Fund was down -5.2%. The second half was the polar opposite launching an equity rally of up 19.9% while the Fund was positive 2.6%. When you do the math, the results are not hugely different in terms of return over the two halves. Equities produced a slight negative return and the Fund produced a small loss. However, the absolute return is not the most important element of the story; the path also matters. Going back to the seat belt analogy, history shows that if you have an “unbelted portfolio” in the equity markets and you have a large drawdown, the average investor hits the panic button and sells out, so they likely miss the subsequent rally. By having a “belted portfolio,” the loss in bear markets is more tolerable and investors are less likely to make irrational decisions, so the power of compounding within the portfolio can potentially continue unabated.

After a three-year bull market in stocks, investors are concluding that “they don’t need no stinking hedges” and they are leaving their seatbelts off. We believe that this could demonstrate some of the classic timing flaws in behavioral finance, but just as important that going forward the hedge fund of funds model may be more important than ever for portfolios as a means of potentially protecting capital against the big risks of debt, deflation and demographics. We believe wearing your seatbelt (in the form of having low volatility strategies as your core holding) has rarely been more important. We think it is clearly time to Buckle Up.

To fully implement our core alternatives model, it takes an estimated six years to establish the private portfolio and the hardest part of the commitment is that the early years of building out the private investments will trigger the J-Curve phenomenon where the impact of fees and early losing investments dampen returns until the higher performing investments can be realized later in the cycle. The other challenging element of the strategy is that the hedged investments that potentially serve as the safest part of the “seatbelt” will also lag during those periods of ebullience in traditional markets and given the bias of the investment industry and media toward traditional strategies, the cacophony of criticisms of the low volatility models could reach deafening levels. As I mentioned earlier, a key inflection point for the Core Alternatives Fund occurred during the summer of 2011, as we achieved the portfolio construction goal of having 25% Private Investment exposure. We could have built this portion much faster but were intentionally slow and methodical to mitigate the negative impact of the J-curve and then to be very opportunistic in 2008 when the dislocation was peaking by allocating $140M. We feel our single greatest opportunity today is our maturing Private Investment strategy finding exits in today’s capital markets where valuations have greatly increased and stifling amounts of cash are waiting to be deployed. We believe that in this low GDP growth environment companies will look to take away market share from competitors pushing cash rich companies into the private markets to grow their business through acquisitions and build for the future.

We live in unprecedented times and, as investors, we are facing significant risks to our financial assets that require a prudent, diligent and measured approach to preserving and growing our wealth. Today, we believe it is critical that we Buckle Up and put on our seatbelts and Buckle Down and commit to our blend of hedge funds and private investments in order to manage the risks of the current environment and provide us with a higher probability of succeeding in our long-term investment goals. We have built this Fund on the foundational construct of providing a core alternatives model and believe we can provide investors with the seatbelt they need to protect them as we navigate the challenging road ahead together.

Mark W. Yusko

FOUR

DEFINITIONS

The HFRX Global Hedge Fund Index is index data, sourced from Hedge Funds Research, Inc., is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Ibbotson Associates Stocks, Bonds, Bills, and Inflation (SBBI) U.S. Long Term Government Inflation Adjusted Total Return Index is an inflation adjusted total return index of all public organizations of the U.S Treasury except flower bonds and foreign-targeted issues. All bonds have maturities of at least 10 years or more. The returns are weighted by market value including accrued interest.

Ibbotson Associates SBBI S&P 500 Inflation Adjusted Total Return Index is an inflation-adjusted S&P 500 Index. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

J-Curve effect occurs in private equity funds during the first several years when funds experience negative returns. Early in a fund’s life cycle, contributions to the fund exceed distributions as the manager makes new investments resulting in a seemingly negative return. As the fund matures and the manager exits investments, the fund makes distributions to investors. Typically, distributions overtake contributions around half way through the funds lifecycle resulting in positive returns, and the investors receive all of their money back as well as profits during the second half of the fund’s lifecycle. This effect results in a curve that resembles a “J”, thus leading to the term J-Curve.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Real Return is the annual percentage return realized on an investment, which is adjusted for changes in prices due to inflation or other external effects. This method expresses the nominal rate of return in real terms, which keeps the purchasing power of a given level of capital constant over time.

Standard & Poor’s (S&P) 500 Index is an index of 500 stocks chosen for market size, liquidity, and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor’s. The S&P 500 is a market value weighted index — each stock’s weight in the index is proportionate to its market value.

FIVE

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS DISCLOSURE

Safe Harbor Statement: This presentation shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, the securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. Forward-Looking Statements: This presentation contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, statements about our future outlook on opportunities based upon current market conditions. Although the company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this discussion. Other than as required by law, the company does not assume a duty to update these forward-looking statements. Past performance is no guarantee of future results. The illustrations are not intended to predict the performance of any specific investment or security. The past performance figures do not represent performance of any Hatteras security and there can be no assurance that any Hatteras security will achieve the past returns of the illustrative examples. This is not an offering to subscribe for units in any fund and is intended for informational purposes only. An offering can only be made by delivery of the Prospectus to “qualified clients” within the meaning of U.S. securities laws.

Please carefully consider the investment objectives, risks, and charges and expenses of the Funds before investing. Please read the Prospectus carefully before investing as it contains important information on the investment objectives, composition, fees, charges and expenses, risks, suitability, and tax obligations of investing in the Funds. Copies of the Prospectus and performance data current to the most recent month-end may be obtained online at hatterasfunds.com or by contacting Hatteras at 866.388.6292. Past performance does not guarantee future results.

The Hatteras Core Alternatives Fund, L.P.; the Hatteras Core Alternatives TEI Fund, L.P; the Hatteras Core Alternatives Institutional Fund, L.P.; and the Hatteras Core Alternatives TEI Institutional Fund, L.P. (collectively referred to herein as the “Hatteras Core Alternatives Fund” or the “Fund”) are Delaware limited partnerships that are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as non-diversified, closed-end management investment companies whose units are registered under the Securities Act of 1933, as amended. The Hatteras Core Alternatives Fund is a fund of alternative investments. As such, the Fund invests in private hedge funds and private equity investments. Hedge funds are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. A hedge fund can be described generally as a private and unregistered investment pool that accepts investors’ money and employs hedging and arbitrage techniques using long and short positions, leverage and derivatives, and investments in many markets.

Key Risk Factors: The Fund, through an investment in the Master Fund, will invest substantially all of its assets in underlying funds that are generally not registered as investment companies under the 1940 Act and, therefore, the Fund will not have the benefit of various protections provided under the 1940 Act with respect to an investment in those underlying funds. The Fund can be highly volatile, carry substantial fees, and involve complex tax structures. Investments in the Fund involve a high degree of risk, including loss of entire capital. The underlying funds may engage in speculative investment strategies and practices, such as the use of leverage, short sales, and derivatives transactions, which can increase the risk of investment loss. The Fund provides limited liquidity, and units in the Fund are not transferable. Liquidity will be provided only through repurchase offers made by the Fund from time to time, generally on a quarterly basis upon prior written notice. The success of the Fund is highly dependent on the financial and managerial expertise of its principals and key personnel of the Fund’s investment manager. Although the investment manager for the Fund expects to receive detailed information from each underlying fund on a regular basis regarding its valuation, investment performance, and strategy, in most cases the investment managers have little or no means of independently verifying this information. The underlying funds are not required to provide

SIX

transparency with respect to their respective investments. By investing in the underlying funds indirectly through the Fund, investors will be subject to a dual layer of fees, both at the Fund and underlying fund levels. Certain underlying funds will not provide final Schedule K-1s for any fiscal year before April 15th of the following year. Those funds, however, will endeavor to provide estimates of taxable income or losses with respect to their investments. Please see the Prospectus for a detailed discussion of the specific risks disclosed here and other important risks and considerations.

Securities offered through Hatteras Capital Distributors, LLC, member FINRA /SIPC. Hatteras Capital Distributors, LLC is affiliated with Hatteras Investment Partners, LLC by virtue of common control/ownership. This document is not an offering to subscribe for units of any fund and is intended for informational purposes only.

SEVEN

PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2012	1.96%	0.89%	-0.18%										2.68%
2011	0.41%	1.09%	0.69%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.27%	1.02%	-0.96%	-0.56%	-3.97%
2010	-0.30%	0.06%	1.72%	0.94%	-2.63%	-1.13%	0.34%	-0.11%	2.29%	1.30%	0.28%	2.31%	5.06%
2009	0.17%	-0.43%	-0.50%	0.49%	3.69%	0.79%	2.20%	1.20%	2.39%	0.11%	0.85%	0.95%	12.50%
2008	-2.89%	1.86%	-2.88%	1.57%	2.10%	-0.48%	-2.84%	-1.53%	-8.28%	-7.54%	-4.29%	-1.01%	-23.79%
2007	0.97%	0.67%	1.60%	1.86%	2.01%	0.78%	-0.05%	-1.85%	1.93%	2.71%	-1.72%	0.92%	10.16%
2006	2.80%	-0.20%	1.74%	1.10%	-1.97%	-0.75%	0.37%	0.76%	0.26%	1.60%	2.09%	0.93%	8.98%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.35%	1.85%	6.04%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.68%	12.59%	3.14%	Cumulative Return	13.05%	38.04%	1.72%
1-Year	-3.52%	8.54%	-6.38%	Standard Deviation[4]	6.95%	16.47%	6.89%
3-Year (annualized)	5.50%	23.42%	3.65%	Largest Drawdown[5]	-24.98%	-50.95%	-25.21%
5-Year (annualized)	-1.08%	2.01%	-2.46%	Drawdown — # of months[6]	17	16	14
Annualized Since Inception	1.77%	4.71%	0.24%

HATTERAS CORE ALTERNATIVES TEI FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2012	1.94%	0.88%	-0.20%										2.63%
2011	0.41%	1.09%	0.68%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.28%	1.01%	-0.96%	-0.59%	-4.02%
2010	-0.34%	0.06%	1.72%	0.94%	-2.63%	-1.12%	0.35%	-0.12%	2.27%	1.28%	0.26%	2.29%	4.95%
2009	0.16%	-0.44%	-0.50%	0.47%	3.71%	0.79%	2.19%	1.20%	2.39%	0.11%	0.85%	0.95%	12.48%
2008	-2.95%	1.82%	-2.92%	1.53%	2.08%	-0.52%	-2.88%	-1.57%	-8.33%	-7.56%	-4.31%	-0.86%	-23.98%
2007	0.94%	0.64%	1.58%	1.83%	1.99%	0.75%	-0.07%	-1.88%	1.89%	2.68%	-1.74%	0.87%	9.79%
2006	2.77%	-0.20%	1.72%	1.09%	-1.98%	-0.75%	0.37%	0.72%	0.23%	1.57%	2.05%	0.90%	8.73%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.32%	1.82%	5.97%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.63%	12.59%	3.14%	Cumulative Return	11.82%	38.04%	1.72%
1-Year	-3.62%	8.54%	-6.38%	Standard Deviation[4]	6.95%	16.47%	6.89%
3-Year (annualized)	5.43%	23.42%	3.65%	Largest Drawdown[5]	-25.23%	-50.95%	-25.21%
5-Year (annualized)	-1.22%	2.01%	-2.46%	Drawdown — # of months[6]	17	16	14
Annualized Since Inception	1.61%	4.71%	0.24%

1.	Performance results and calculations after the Funds’ most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor’s units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 5% redemption fee or up-front placement fees, which could be up to 2%, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Fund, L.P. are 2.32% and 6.52%, respectively. The next expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Fund, L.P. are 2.39% and 6.59%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 4.20%. The Investment Manager has contractually agreed to waive fees and/or reimburse certain expenses for one year from the date of the most recent Prospectus so that the total annual expenses will not exceed 2.35%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.
2.	Cumulative Return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.
3.	S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
4.	Measurement of the investment’s volatility.
5.	The peak to trough decline of an investment.
6.	Number of months of a peak to trough decline of an investment.

EIGHT

PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P. (INCEPTION DATE: JANUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2012	2.03%	0.96%	-0.12%										2.88%
2011	0.47%	1.15%	0.75%	0.89%	-0.16%	-0.72%	0.25%	-2.31%	-3.20%	1.09%	-0.89%	-0.50%	-3.23%
2010	-0.24%	0.12%	1.78%	1.01%	-2.57%	-1.06%	0.41%	-0.04%	2.36%	1.36%	0.34%	2.37%	5.89%
2009	0.24%	-0.36%	-0.45%	0.55%	3.75%	0.86%	2.27%	1.27%	2.46%	0.17%	0.91%	1.01%	13.35%
2008	-2.85%	1.91%	-2.81%	1.63%	2.14%	-0.42%	-2.78%	-1.47%	-8.22%	-7.50%	-4.23%	-0.94%	-23.27%
2007	1.12%	0.73%	1.65%	1.89%	2.06%	0.82%	0.00%	-1.89%	2.00%	2.75%	-1.71%	0.97%	10.76%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.88%	12.59%	3.14%	Cumulative Return	1.55%	11.19%	-10.31%
1-Year	-2.77%	8.54%	-6.38%	Standard Deviation[4]	7.53%	18.65%	7.49%
3-Year (annualized)	6.32%	23.42%	3.65%	Largest Drawdown[5]	-24.29%	-50.95%	-25.21%
5-Year (annualized)	-0.39%	2.01%	-2.46%	Drawdown — # of months[6]	17	16	14
Annualized Since Inception	0.29%	2.04%	-2.05%

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P. (INCEPTION DATE: FEBRUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2012	2.01%	0.94%	-0.13%										2.83%
2011	0.48%	1.16%	0.69%	0.81%	-0.14%	-0.65%	0.23%	-2.24%	-3.21%	1.07%	-0.91%	-0.51%	-3.26%
2010	-0.23%	0.13%	1.79%	1.01%	-2.56%	-1.06%	0.42%	-0.05%	2.34%	1.35%	0.33%	2.36%	5.88%
2009	0.24%	-0.36%	-0.43%	0.54%	3.74%	0.85%	2.26%	1.27%	2.46%	0.18%	0.92%	1.02%	13.37%
2008	-2.87%	1.87%	-2.83%	1.59%	2.09%	-0.44%	-2.82%	-1.50%	-8.26%	-7.51%	-4.24%	-0.91%	-23.48%
2007		0.71%	1.62%	1.87%	2.03%	0.80%	-0.04%	-1.95%	2.01%	2.72%	-1.76%	0.96%	9.23%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	2.83%	12.59%	3.14%	Cumulative Return	-0.20%	9.53%	-11.63%
1-Year	-2.80%	8.54%	-6.38%	Standard Deviation[4]	7.58%	18.80%	7.51%
3-Year (annualized)	6.29%	23.42%	3.65%	Largest Drawdown[5]	-24.53%	-50.95%	-25.21%
5-Year (annualized)	-0.50%	2.01%	-2.46%	Drawdown — # of months[6]	17	16	14
Annualized Since Inception	-0.04%	1.78%	-2.37%

1.	Performance results and calculations after the Funds’ most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor’s units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 5% redemption fee or up-front placement fees, which could be up to 2%, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Institutional Fund, L.P. are 1.53% and 5.73%, respectively. The next expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Institutional Fund, L.P. are 1.69% and 5.89%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 4.20%. The Investment Manager has contractually agreed to waive fees and/or reimburse certain expenses for one year from the date of the most recent Prospectus so that the total annual expenses will not exceed 1.75%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.
2.	Cumulative Return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.
3.	S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
4.	Measurement of the investment’s volatility.
5.	The peak to trough decline of an investment.
6.	Number of months of a peak to trough decline of an investment.
7.	Number of months to recover from a drawdown.

NINE

PERFORMANCE SUMMARY (UNAUDITED)

ALLOCATION1

Strategies	Target Allocation	Allocation Actual	# of Funds
Opportunistic Equity (OE)	30%	31%	37
Enhanced Fixed Income (EFI)	20%	17%	24
Absolute Return (AR)	15%	11%	17
Tactical Trading (TT)	10%	7%	13
Private Investments (PI)	25%	26%	108
Total			199

[1]	Percentages are based on total portfolio investments exclusive of cash equivalents, money market funds, and short-term investments.

TEN

PERFORMANCE SUMMARY (UNAUDITED)

CONTRIBUTION

HATTERAS CORE ALTERNATIVES FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Strategy Performance[1]	Month%	YTD%	ITD%[3]	Strategy Contribution[2]	Month%	YTD%	ITD%[3]
Opportunistic Equity	-0.24%	6.09%	15.07%	Opportunistic Equity	-0.08%	1.93%	10.61%
Enhanced Fixed Income	0.18%	2.16%	1.57%	Enhanced Fixed Income	0.04%	0.49%	0.51%
Absolute Return	0.35%	3.16%	6.38%	Absolute Return	0.04%	0.38%	2.74%
Tactical Trading	-2.64%	-1.66%	13.86%	Tactical Trading	-0.20%	-0.14%	0.07%
Private Investments	0.06%	0.03%	-7.33%	Private Investments	0.01%	0.01%	-0.88%

HATTERAS CORE ALTERNATIVES TEI FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Strategy Performance[1]	Month%	YTD%	ITD%[3]	Strategy Contribution[2]	Month%	YTD%	ITD%[3]
Opportunistic Equity	-0.25%	6.04%	13.81%	Opportunistic Equity	-0.09%	1.92%	10.19%
Enhanced Fixed Income	0.16%	2.11%	0.47%	Enhanced Fixed Income	0.03%	0.48%	0.25%
Absolute Return	0.34%	3.11%	5.22%	Absolute Return	0.04%	0.37%	2.60%
Tactical Trading	-2.66%	-1.71%	12.64%	Tactical Trading	-0.20%	-0.14%	-0.02%
Private Investments	0.04%	-0.02%	-8.34%	Private Investments	0.01%	0.00%	-1.20%

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P. (INCEPTION DATE: JANUARY 1, 2007)

Strategy Performance[1]	Month%	YTD%	ITD%[3]	Strategy Contribution[2]	Month%	YTD%	ITD%[3]
Opportunistic Equity	-0.17%	6.30%	-4.28%	Opportunistic Equity	-0.06%	2.00%	-1.43%
Enhanced Fixed Income	0.24%	2.36%	-5.54%	Enhanced Fixed Income	0.05%	0.53%	-0.82%
Absolute Return	0.42%	3.36%	3.12%	Absolute Return	0.05%	0.40%	1.39%
Tactical Trading	-2.57%	-1.47%	16.47%	Tactical Trading	-0.19%	-0.12%	0.38%
Private Investments	0.12%	0.23%	14.37%	Private Investments	0.03%	0.07%	2.03%

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P. (INCEPTION DATE: FEBRUARY 1, 2007)

Strategy Performance[1]	Month%	YTD%	ITD%[3]	Strategy Contribution[2]	Month%	YTD%	ITD%[3]
Opportunistic Equity	-0.18%	6.25%	-5.56%	Opportunistic Equity	-0.06%	1.99%	-2.00%
Enhanced Fixed Income	0.23%	2.32%	-7.30%	Enhanced Fixed Income	0.05%	0.52%	-1.17%
Absolute Return	0.41%	3.32%	0.37%	Absolute Return	0.05%	0.40%	0.87%
Tactical Trading	-2.59%	-1.51%	14.79%	Tactical Trading	-0.19%	-0.13%	0.28%
Private Investments	0.11%	0.19%	12.68%	Private Investments	0.03%	0.05%	1.83%

1.	Strategy Performance: The above illustration offers historical performance for each individual strategy as a composite of the actual underlying advisory funds. The historical performance shown indicates how each strategy (composite) performed on a stand-alone basis, net of all fees. However, none of the (composite) strategies shown above are offered as stand-alone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Fund.
2.	Strategy Contribution: The above illustration attempts to break down the pro rata contribution of the six strategies of the Fund (in other words, their contribution to the Fund’s overall return) by strategy, and is intended to allocate the portion of the (past) performance that is attributable to the particular strategy. It is not meant to predict or project results into the future, nor is it intended to portray performance of the Fund.
3.	ITD = Inception to date.

ELEVEN

TOP 10 HOLDINGS (UNAUDITED)

	Capital Balance, March 31, 2012	Percent of Partners’ Capital

Valiant Capital Partners, L.P.	$40,569,882	2.75%

Citadel Wellington Partners LLC (Class A)	36,135,952	2.45%

Providence MBS Fund, L.P.	33,762,314	2.29%

Ashoka Fund, L.P.	30,672,556	2.08%

Senator Global Opportunity Fund, L.P.	29,636,924	2.01%

Bay Pond Partners, L.P.	27,538,598	1.87%

TT Mid-Cap Europe Long/Short Fund Limited	27,134,573	1.84%

Gavea Investment Fund III, L.P.	25,293,240	1.72%

Hound Partners, L.P.	25,114,268	1.70%

Value Partners Hedge Fund, LLC	24,340,341	1.65%

* Top 10 Holdings are exclusive of cash, cash equivalents, money market funds, and short-term investments.

TWELVE

HATTERAS FUNDS

Hatteras Core Alternatives Fund, L.P. (a Delaware Limited Partnership)

(Formerly known as Hatteras Multi-Strategy Fund, L.P.)

Hatteras Core Alternatives TEI Fund, L.P. (a Delaware Limited Partnership)

(Formerly known as Hatteras Multi-Strategy TEI Fund, L.P.)

Hatteras Core Alternatives Institutional Fund, L.P. (a Delaware Limited Partnership)

(Formerly known as Hatteras Multi-Strategy Institutional Fund, L.P.)

Hatteras Core Alternatives TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

(Formerly known as Hatteras Multi-Strategy TEI Institutional Fund, L.P.)

Financial Statements

As of and for the year ended March 31, 2012

with Report of Independent Registered Public Accounting Firm

HATTERAS FUNDS

As of and for the year ended March 31, 2012

Hatteras Core Alternatives Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives Institutional Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., and Hatteras Core Alternatives TEI Institutional Fund, L.P.:

We have audited the accompanying statements of assets, liabilities, and partners’ capital of Hatteras Core Alternatives Fund, L.P. (formerly known as Hatteras Multi-Strategy Fund, L.P.), Hatteras Core Alternatives TEI Fund, L.P. (formerly known as Hatteras Multi-Strategy TEI Fund, L.P.), Hatteras Core Alternatives Institutional Fund, L.P. (formerly known as Hatteras Multi-Strategy Institutional Fund, L.P.), and Hatteras Core Alternatives TEI Institutional Fund, L.P. (formerly known as Hatteras Multi-Strategy TEI Institutional Fund, L.P.) (each a Delaware Limited Partnership) (collectively the “Feeder Funds”) as of March 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Feeder Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Feeder Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Feeder Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Feeder Funds as of March 31, 2012, the results of their operations and their cash flows for the year then ended, and the changes in their partners’ capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the Hatteras Master Fund, L.P. financial statements, which are attached herein and should be read in conjunction with this report, the Master Fund’s financial statements include investments valued at $1,279,146,735 (84.03% of total assets) as of March 31, 2012, whose fair value has been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the underlying fund advisers.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

May 30, 2012

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL

March 31, 2012

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Assets
Investment in Hatteras Master Fund, L.P., at fair value (cost $234,347,447; $315,170,850; $247,324,535 and $621,775,591, respectfully)	$235,183,432	$312,491,732	$236,980,927	$624,586,366
Cash	123,655	115,325	141,558	194,060
Receivable for withdrawal from Hatteras Master Fund, L.P.	13,027,355	11,585,622	13,930,133	19,152,956
Prepaid assets	4,547	5,954	4,333	11,565
Total assets	$248,338,989	$324,198,633	$251,056,951	$643,944,947
Liabilities and partners’ capital
Withdrawals payable	$13,205,907	$11,684,841	$14,090,571	$19,265,938
Servicing fee payable	175,720	229,477	20,903	53,646
Professional fees payable	48,900	36,497	35,630	17,354
Accounting and administration fees payable	12,912	17,408	10,585	18,991
Printing fees payable	10,031	13,171	1,851	31,696
Custodian fees payable	1,638	1,400	900	1,430
Other accrued expenses	3,380	12,079	4,949	8,967
Total liabilities	13,458,488	11,994,873	14,165,389	19,398,022
Partners’ capital	234,880,501	312,203,760	236,891,562	624,546,925
Total liabilities and partners’ capital	$248,338,989	$324,198,633	$251,056,951	$643,944,947
Components of partners’ capital
Capital contributions (net)	$247,253,620	$333,380,768	$250,133,902	$629,064,174
Accumulated net investment loss	(16,942,360)	(22,492,081)	(4,434,432)	(7,776,644)
Accumulated net realized loss	(10,627,731)	(12,163,624)	(11,093,331)	(14,650,977)
Accumulated net unrealized appreciation on investments	15,196,972	13,478,697	2,285,423	17,910,372
Partners’ capital	$234,880,501	$312,203,760	$236,891,562	$624,546,925
Net asset value per unit	$89.57	$89.37	$92.19	$92.04
Maximum offering price per unit**	$91.36	$91.16	$92.19	$92.04
Number of authorized units	7,500,000.00	7,500,000.00	7,500,000.00	10,000,000.00
Number of outstanding units	2,622,166.10	3,493,192.83	2,569,519.62	6,785,237.10

*	Consolidated Statement. See note 1.
**	The maximum sales load for the Hatteras Core Alternatives Fund, L.P. and the Hatteras Core Alternatives TEI Fund, L.P. is 2.00%. The remaining funds are not subject to a sales load.

See notes to financial statements.

TWO

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF OPERATIONS

For the year ended March 31, 2012

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Net investment income allocated from Hatteras Master Fund, L.P.
Investment income	$5,143,087	$6,651,225	$5,023,391	$13,215,205
Operating expenses	(3,226,663)	(4,177,741)	(3,143,344)	(8,310,287)
Reverse accrued Performance Allocation from January 1, 2011 to March 31, 2011	—	—	—	323,877
Net investment income allocated from Hatteras Master Fund, L.P.	1,916,424	2,473,484	1,880,047	5,228,795
Feeder Fund investment income
Interest	137	145	144	233
Total fund investment income	137	145	144	233
Feeder Fund expenses
Servicing fee	2,152,506	2,788,117	246,699	652,465
Accounting and administration fees	147,731	206,631	126,818	229,292
Insurance fees	55,001	73,327	53,013	139,161
Professional fees	51,000	27,000	36,004	25,500
Printing fees	40,000	53,000	21,000	79,000
Directors’ fees	28,750	28,750	28,750	28,750
Custodian fees	6,875	7,970	8,474	4,976
Withholding tax	—	388,118	—	755,195
Other expenses	159,603	163,489	128,413	300,806
Total Feeder Fund expenses	2,641,466	3,736,402	649,171	2,215,145
Net investment income/(loss)	(724,905)	(1,262,773)	1,231,020	3,013,883
Net realized gain and change in unrealized appreciation on investments allocated from Hatteras Master Fund, L.P.
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	3,080,313	3,877,391	2,883,089	7,796,071
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	(12,034,318)	(15,448,686)	(11,319,447)	(30,153,048)
Net realized gain and change in unrealized appreciation on investments in Adviser Funds allocated from Hatteras Master Fund, L.P.	(8,954,005)	(11,571,295)	(8,436,358)	(22,356,977)
Net decrease in partners’ capital resulting from operations	$(9,678,910)	$(12,834,068)	$(7,205,338)	$(19,343,094)

*	Consolidated Statement. See note 1.

See notes to financial statements.

THREE

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

For the year ended March 31, 2011 and the year ended March 31, 2012

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
	Limited Partners	Limited Partners	Limited Partners	Limited Partners
Partners’ Capital, at March 31, 2010	$231,313,802	$300,576,470	$249,153,245	$561,581,345
Capital contributions	59,334,224	61,684,799	46,846,200	145,593,227
Capital withdrawals	(55,795,119)	(55,091,495)	(73,327,646)	(89,788,743)
Withdrawal fees	—	9,402	28,299	31,748
Net investment income/(loss)	(1,436,397)	(2,152,434)	360,049	628,288
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	3,560,365	4,724,972	3,637,537	9,287,970
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	11,905,233	15,993,616	11,977,053	32,215,544
Partners’ Capital, at March 31, 2011**	$248,882,108	$325,745,330	$238,674,737	$659,549,379
Capital contributions	37,627,191	45,202,873	52,807,746	55,960,615
Capital withdrawals	(42,007,165)	(45,915,793)	(47,422,023)	(71,636,476)
Withdrawal fees	57,277	5,418	36,440	16,501
Net investment income/(loss)	(724,905)	(1,262,773)	1,231,020	3,013,883
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	3,080,313	3,877,391	2,883,089	7,796,071
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	(12,034,318)	(15,448,686)	(11,319,447)	(30,153,048)
Partners’ Capital, at March 31, 2012***	$234,880,501	$312,203,760	$236,891,562	$624,546,925

*	Consolidated Statement. See note 1.
**	Including accumulated net investment loss of $16,217,455; $21,229,308; $5,665,452; and $10,790,527, respectively.
***	Including accumulated net investment loss of $16,942,360; $22,492,081; $4,434,432; and $7,776,644, respectively.

See notes to financial statements.

FOUR

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF CASH FLOWS

For the year ended March 31, 2012

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Cash flows from operating activities:
Net decrease in partners’ capital resulting from operations	$(9,678,910)	$(12,834,068)	$(7,205,338)	$(19,343,094)
Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of interests in Hatteras Master Fund, L.P.	(35,079,373)	(41,788,100)	(52,141,593)	(54,484,850)
Proceeds from withdrawals from Hatteras Master Fund, L.P.	42,129,060	46,374,116	47,415,460	72,540,757
Net investment income allocated from Hatteras Master Fund, L.P.	(1,916,424)	(2,473,484)	(1,880,047)	(5,228,795)
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions allocated from Hatteras Master Fund, L.P.	(3,080,313)	(3,877,391)	(2,883,089)	(7,796,071)
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions allocated from Hatteras Master Fund, L.P.	12,034,318	15,448,686	11,319,447	30,153,048
(Increase)/Decrease in receivable for withdrawals from Hatteras Master Fund, L.P.	5,202,398	12,663,266	2,007,608	1,411,796
(Increase)/Decrease in investment in Hatteras Master Fund, L.P. paid in advance	8,446,278	6,286,773	6,172,870	7,525,305
(Increase)/Decrease in prepaid assets	(203)	1,577	345	(1,613)
Increase/(Decrease) in withholding tax payable	—	(46,080)	—	(75,580)
Increase/(Decrease) in servicing fee payable	(13,612)	(18,575)	(316)	(3,034)
Increase/(Decrease) in accounting and administration fees payable	781	(176)	313	1,654
Increase/(Decrease) in professional fees payable	(3,961)	(6,315)	(21,092)	(7,169)
Increase/(Decrease) in custodian fees payable	(1,049)	(2,699)	(310)	(5,816)
Increase/(Decrease) in directors’ fees payable	(1,250)	(1,250)	(1,250)	(1,250)
Increase/(Decrease) in printing fees payable	10,031	13,171	1,851	31,696
Increase/(Decrease) in other accrued expenses	(12,125)	(14,553)	(10,101)	(17,302)
Net cash provided by operating activities	18,035,646	19,724,898	2,774,758	24,699,682
Cash flows from financing activities:
Capital contributions	28,882,191	38,532,767	46,543,774	48,291,589
Capital withdrawals, net of withdrawal fees	(47,094,182)	(58,558,363)	(49,376,974)	(73,002,211)
Net cash used in financing activities	(18,211,991)	(20,025,596)	(2,833,200)	(24,710,622)
Net change in cash	(176,345)	(300,698)	(58,442)	(10,940)
Cash at beginning of year	300,000	416,023	200,000	205,000
Cash at end of year	$123,655	$115,325	$141,558	$194,060

*	Consolidated Statement. See note 1.

See notes to financial statements.

FIVE

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012

1.  ORGANIZATION

The Hatteras Funds, each a “Feeder Fund” and collectively the “Feeder Funds” are:

Hatteras Core Alternatives Fund, L.P.

(Formerly known as Hatteras Multi-Strategy Fund, L.P.)

Hatteras Core Alternatives TEI Fund, L.P.

(Formerly known as Hatteras Multi-Strategy TEI Fund, L.P.)

Hatteras Core Alternatives Institutional Fund, L.P.

(Formerly known as Hatteras Multi-Strategy Institutional Fund, L.P.)

Hatteras Core Alternatives TEI Institutional Fund, L.P.

(Formerly known as Hatteras Multi-Strategy TEI Institutional Fund, L.P.)

The Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. each invest substantially all of their assets in the Hatteras Core Alternatives Offshore Fund, LDC (formerly known as Hatteras Multi-Strategy Offshore Fund, LDC), and Hatteras Core Alternatives Offshore Institutional Fund, LDC (formerly known as Hatteras Multi-Strategy Offshore Institutional Fund, LDC), (collectively the “Blocker Funds”), respectively. The Blocker Funds are Cayman Islands limited duration companies with the same investment objective as the Feeder Funds. The Blocker Funds serve solely as intermediate entities through which the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. invest in Hatteras Master Fund, L.P. (the “Master Fund” and together with the Feeder Funds, the “Funds”). The Blocker Funds enable tax-exempt Limited Partners (as defined below) to invest without receiving certain income in a form that would otherwise be taxable to such tax-exempt Limited Partners regardless of their tax-exempt status. The Hatteras Core Alternatives TEI Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Fund, LDC and the Hatteras Core Alternatives TEI Institutional Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Institutional Fund, LDC. Where these Notes to Financial Statements discuss the Feeder Funds’ investment in the Master Fund, for Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., it means their investment in the Master Fund through the applicable Blocker Fund.

The Feeder Funds are organized as Delaware limited partnerships, and are registered under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (the “1940 Act”) as closed-end, non-diversified, management investment companies. The primary investment objective of the Feeder Funds is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Feeder Funds’ secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve their objectives, the Feeder Funds provide their investors with access to a broad range of investment strategies, asset categories and trading advisers (“Advisers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions, through an investment of substantially all of their assets into the Master Fund, which is registered under the 1940 Act. The Feeder Funds are managed by Hatteras Investment Partners, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investors who acquire units of limited partnership interest in the Feeder Funds (“Units”) are the limited partners (each, a “Limited Partner” and together, the “Limited Partners”) of the Feeder Funds.

The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read with the Feeder Funds’ financial statements. The percentage of the Master Fund’s beneficial limited partnership interests owned by the Feeder Funds at March 31, 2012 were:

Hatteras Core Alternatives Fund, L.P.	16.32%
Hatteras Core Alternatives TEI Fund, L.P.	21.69%
Hatteras Core Alternatives Institutional Fund, L.P.	16.45%
Hatteras Core Alternatives TEI Institutional Fund, L.P.	43.35%

SIX

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

1.  ORGANIZATION (CONTINUED)

Hatteras Investment Management, LLC, a Delaware limited liability company, serves as the General Partner of each of the Feeder Funds and the Master Fund (the “General Partner”). The General Partner is an affiliate of the Investment Manager. The General Partner has appointed a Board of Directors for each Feeder Fund (collectively the “Boards”) and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Feeder Funds, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Feeder Funds’ business.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.  Investment Valuation

The Feeder Funds do not make direct investments in securities or financial instruments, and invest substantially all of their assets in the Master Fund. The Feeder Funds record their investment in the Master Fund at fair value. Because the full amount of investment cannot be redeemed at least quarterly, each Feeder Fund’s investment in the Master Fund would be considered level 3. Valuation of securities held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Fund’s financial statements included elsewhere in this report.

b.  Allocations from the Master Fund

The Feeder Funds record their allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation from the Master Fund.

c.  Feeder Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Feeder Funds will be recognized on an accrual basis. Expenses that are specifically attributed to the Feeder Funds are charged to each Feeder Fund. Because the Feeder Funds bear their proportionate share of the management fees of the Master Fund, the Feeder Funds pay no direct management fee to the Investment Manager. Feeder Funds specific expenses are recorded on an accrual basis.

d.  Tax Basis Reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each of the Feeder Fund’s allocated earnings is established dependent upon the tax filings of the investment vehicles operated by the Adviser (“Adviser Funds”). Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.

e.  Income Taxes

For U.S. Federal income tax purposes, the Feeder Funds are treated as partnerships, and each Limited Partner in each respective Feeder Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and the realized and unrealized gains (losses) of such Feeder Fund. Accordingly, no federal, state or local income taxes have been provided on profits of the Feeder Funds since the Limited Partners are individually liable for the taxes on their share of the Feeder Funds.

The Feeder Funds file tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Feeder Funds are subject to examination by federal, state, local and foreign jurisdictions, where applicable. For returns filed for the years ended December 31, 2008 through December 31, 2011, the Feeder Funds remain subject to examination by the major tax jurisdictions under the statute of limitations.

SEVEN

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e.  Income Taxes (continued)

The Feeder Funds have reviewed any potential tax positions as of March 31, 2012 and have determined that they do not have a liability for any unrecognized tax benefits. The Feeder Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2012, the Feeder Funds did not incur any material interest or penalties.

f.  Cash

Cash includes amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Feeder Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

g.  Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in Limited Partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

h.  Consolidated Financial Statements

The asset, liability, and equity accounts of the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. are consolidated with their respective Blocker Funds as presented in the Statements of Assets, Liabilities, and Partners’ Capital. All significant intercompany accounts and transactions have been eliminated in consolidation.

3.  ALLOCATION OF LIMITED PARTNERS’ CAPITAL

Net profits or net losses of the Feeder Funds for each allocation period (“Allocation Period”) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Net profits or net losses will be measured as the net change in the value of the Limited Partners’ capital of the Feeder Funds, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during an Allocation Period, adjusted to exclude any items to be allocated among the capital accounts of the Limited Partners in accordance with the Limited Partners’ respective investment percentages.

Allocation Periods generally begin on the first calendar day of each month and end at the close of business on the last day of each month.

The Feeder Funds maintain a separate capital account (“Capital Account”) on their books for each Limited Partner. Each Limited Partner’s Capital Account will have an opening balance equal to the Limited Partner’s initial purchase of the Feeder Fund (i.e., the amount of the investment less any applicable sales load of up to 2 percent of the purchased amount), and thereafter, will be (i) increased by the amount of any additional purchases by such Limited Partner; (ii) decreased for any payments upon repurchase or sale of such Limited Partner’s interest or any distributions in respect of such Limited Partner; and (iii) increased or decreased as of the close of each Allocation Period by such Limited Partner’s allocable share of the net profits or net losses of the Feeder Fund.

EIGHT

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

3.  ALLOCATION OF LIMITED PARTNERS’ CAPITAL (CONTINUED)

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Beginning Units, April 1, 2010	2,636,355.16	3,427,716.62	2,802,308.46	6,319,844.08
Purchases	666,585.75	696,848.27	522,287.07	1,629,782.34
Sales	(622,177.14)	(611,349.51)	(807,195.08)	(984,430.26)
Beginning Units, April 1, 2011	2,680,763.77	3,513,215.38	2,517,400.45	6,965,196.16
Purchases	410,349.15	494,338.34	566,263.72	595,845.64
Sales	(468,946.82)	(514,360.89)	(514,144.55)	(775,804.70)
Ending units, March 31, 2012	2,622,166.10	3,493,192.83	2,569,519.62	6,785,237.10

4.  RELATED PARTY TRANSACTIONS AND OTHER

In consideration for fund services, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., and Hatteras Core Alternatives TEI Institutional Fund, L.P., will pay the Investment Manager (in such capacity, the “Servicing Agent”) a fund servicing fee at the annual rate of 0.85%, 0.85%, 0.10% and 0.10%, respectively, of the month-end partner’s capital of the applicable Feeder Fund. The respective Feeder Fund servicing fees payable to the Servicing Agent will be borne by all Limited Partners of the respective Feeder Fund on a pro-rata basis before giving effect to any repurchase of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its interest holders, including each Feeder Fund.

The Servicing Agent may waive (to all investors on a pro-rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. The Servicing Agent did not waive any of the servicing fees for the year ended March 31, 2012. The Investment Manager has contractually agreed to reimburse certain expenses through July 31, 2013, so that the total annual expenses (excluding taxes, interest, brokerage commissions, other transaction-related expenses, any extraordinary expenses of the Feeder Funds, any acquired fund fees and expenses, as well as any performance allocation payable by the Feeder Funds or the Master Fund) for this period will not exceed 2.35% for the Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives TEI Fund, L.P. and 1.75% for the Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. (the “Expense Limitation”). The agreement automatically renews for a one-year term after the initial period until terminated by the Investment Manager or the applicable Feeder Fund. The Feeder Funds will carry forward, for a period not to exceed (3) three years from the date on which a reimbursement is made by the Investment Manager, any expenses in excess of the Expense Limitation and repay the Investment Manager such amounts, provided the Feeder Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the applicable Feeder Fund’s then effective prospectus. There were no reimbursements from the Investment Manager, nor previous reimbursements repaid to the Investment Manager, nor expenses available for reimbursement as of and for the year ended March 31, 2012.

The performance allocation is calculated at the Master Fund level, and allocated to the Feeder Funds based on each Feeder Fund’s ownership interest in the Master Fund. The General Partner is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative “hurdle amount”, which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year (the “Performance Allocation”). The Performance Allocation is made on a “peak to peak,” or “high watermark” basis, which means that the Performance Allocation is made only with respect to new net profits. If the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. For the three months ended March 31, 2011 the General

NINE

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

4.  RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Partner of the Master Fund accrued a Performance Allocation which was allocated to the Hatteras Core Alternatives TEI Institutional Fund, L.P. in the amount of $323,877. During the year ended March 31, 2012 the accrued Performance Allocation for the three months ended March 31, 2011 of $323,877 was reversed, which is disclosed on the Hatteras Core Alternatives TEI Institutional Fund, L.P. Statement of Operations.

Hatteras Capital Distributors LLC (“HCD”), an affiliate of the Investment Manager, serves as the Feeder Funds’ distributor. HCD receives a distribution fee from the Investment Manager equal to 0.10% on an annualized basis of the net assets of the Master Fund as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

UMB Bank, N.A. serves as custodian of the Feeder Funds’ cash balances and provides custodial services for the Feeder Funds. J.D. Clark & Company, a division of UMB Fund Services, Inc., serves as administrator and accounting agent to the Feeder Funds and provides certain accounting, record keeping and investor related services. The Feeder Funds pay a fee to the custodian and administrator based upon average Limited Partners’ capital, subject to certain minimums.

At March 31, 2012, Limited Partners, who are affiliated with the Investment Manager or the General Partner, owned $523,434 (0.22% of Partners’ Capital) of Hatteras Core Alternatives Fund, L.P., $1,509,287 (0.64% of Partners’ Capital) of Hatteras Core Alternatives Institutional Fund, L.P., and $386,782 (0.06% of Partners’ Capital) of Hatteras Core Alternatives TEI Institutional Fund, L.P.

5.  RISK FACTORS

An investment in the Feeder Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its Adviser Fund holdings for extended periods, which may be several years. Limited Partners should refer to the Master Fund’s financial statements included in this report along with the applicable Feeder Fund’s prospectus, as supplemented and corresponding statement of additional information for a more complete list of risk factors. No guarantee or representation is made that the Feeder Funds’ investment objective will be met.

6.  REPURCHASE OF PARTNERS’ UNITS

The Board may, from time to time and in its sole discretion, cause the Feeder Funds to repurchase Units from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Feeder Funds should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager. The Feeder Funds generally expect to offer to repurchase Units from Limited Partners on a quarterly basis as of March 31, June 30, September 30 and December 31 of each year. In no event will more than 20% of the Units of a Feeder Fund be repurchased per quarter. The Feeder Funds do not intend to distribute to the Limited Partners any of the Feeder Funds’ income, but generally expect to reinvest substantially all income and gains allocable to the Limited Partners. A Limited Partner may, therefore, be allocated taxable income and gains and not receive any cash distribution. Units repurchased prior to the Limited Partner’s one year anniversary of its initial investment may be subject to a maximum 5% repurchase fee.

7.  INDEMNIFICATION

In the normal course of business, the Feeder Funds enter into contracts that provide general indemnifications. The Feeder Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Feeder Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

TEN

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

8.  FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Feeder Funds’ financial performance. The total returns in the table represent the rate that a Limited Partner would be expected to have earned or lost on an investment in each Feeder Fund.

The ratios and total return amounts are calculated based on each Limited Partner group taken as a whole. The General Partner’s interest is excluded from the calculations. An individual Limited Partner’s ratios or returns may vary from the table below based on the timing of purchases and sales and performance allocation.

The ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly Limited Partners’ capital. The ratios include the Feeder Funds’ proportionate share of the Master Fund’s income and expenses.

Total return amounts are calculated based on the change in unit value during each accounting period.

The portfolio turnover rate is calculated based on the Master Fund’s investment activity, as turnover occurs at the Master Fund level and the Feeder Funds are typically invested 100% in the Master Fund.

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Unit Value, July 1, 2008*	$100.00	$100.00	$100.00	$100.00
Income from investment operations:
Net investment loss	(1.19)	(1.22)	(0.79)	(0.75)
Net realized and unrealized loss on investment transactions	(22.52)	(22.51)	(22.50)	(22.59)
Total from investment operations	(23.71)	(23.73)	(23.29)	(23.34)
Unit Value, April 1, 2009	76.29	76.27	76.71	76.66
Income from investment operations:
Net investment loss	(1.92)	(1.56)	(0.86)	(0.61)
Net realized and unrealized gain on investment transactions	13.37	12.98	13.06	12.81
Total from investment operations	11.45	11.42	12.20	12.20
Unit Value, April 1, 2010	87.74	87.69	88.91	88.86
Income from investment operations:
Net investment income (loss)	(0.44)	(0.48)	(0.10)	0.30
Net realized and unrealized gain on investment transactions	5.54	5.51	6.00	5.53
Total from investment operations	5.10	5.03	5.90	5.83
Unit Value, April 1, 2011	92.84	92.72	94.81	94.69
Income from investment operations:
Net investment income (loss)	(0.41)	(0.40)	0.52	0.40
Net realized and unrealized loss on investment transactions	(2.86)	(2.95)	(3.14)	(3.05)
Total from investment operations	(3.27)	(3.35)	(2.62)	(2.65)
Unit Value, March 31, 2012	$89.57	$89.37	$92.19	$92.04

*	Unit value per unit information presented as of unitization on July 1, 2008.

ELEVEN

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Year Ended March 31,
Hatteras Core Alternatives Fund, L.P.	2012	2011	2010	2009	2008[1]
Total return before Performance Allocation[2]	(3.52)%	5.81%	15.01%	(21.26)%	2.91%
Performance Allocation	0.00%	0.00%	0.00%	(0.02)%	(0.37)%
Total return after Performance Allocation	(3.52)%	5.81%	15.01%	(21.28)%	2.54%
Net investment loss	(0.29)%	(0.60)%	(1.90)%	(1.92)%	(1.66)%
Ratio of other operating expenses to average partner’s capital[3]	2.25%	2.22%	2.29%	2.27%	2.25%
Ratio of credit facility fees and interest expense to average partner’s capital allocated from the Master Fund	0.08%	0.10%	0.06%	0.03%	0.05%
Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[3]	2.33%	2.32%	2.35%	2.30%	2.30%
Performance Allocation	0.00%	0.00%	0.00%	0.02%	0.26%
Total expenses and Performance Allocation before reimbursement from Investment Manager	2.33%	2.32%	2.35%	2.32%	2.56%
Reimbursement from Investment Manager	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses	2.33%	2.32%	2.35%	2.32%	2.56%
Limited Partners’ capital, end of year (000’s)	$234,881	$248,882	$231,314	$215,165	$237,029
Portfolio Turnover Rate (Master Fund)	32.68%	25.12%	23.12%	22.57%	9.54%

[1]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.09%.
[2]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each monthly accounting period.
[3]

Ratios calculated based on total expenses and average partner’s capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

TWELVE

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Year Ended March 31,
Hatteras Core Alternatives TEI Fund, L.P.	2012	2011	2010	2009	2008[1]
Total return before Performance Allocation[2]	(3.62)%	5.74%	14.97%	(21.35)%	2.39%
Performance Allocation	0.00%	0.00%	0.00%	(0.01)%	(0.26)%
Total return after Performance Allocation	(3.62)%	5.74%	14.97%	(21.36)%	2.13%
Net investment loss	(0.39)%	(0.68)%	(1.94)%	(1.99)%	(2.14)%
Ratio of other operating expenses to average partner’s capital[3]	2.23%	2.20%	2.27%	2.22%	2.31%
Ratio of allocated credit facility fees and interest expense to average partner’s capital	0.08%	0.10%	0.06%	0.03%	0.05%
Ratio of withholding tax to average partner’s capital	0.12%	0.09%	0.06%	0.20%	0.41%
Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[3]	2.43%	2.39%	2.39%	2.45%	2.77%
Performance Allocation	0.00%	0.00%	0.00%	0.01%	0.22%
Total expenses and Performance Allocation before reimbursement from Investment Manager	2.43%	2.39%	2.39%	2.46%	2.99%
Reimbursement from Investment Manager	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses	2.43%	2.39%	2.39%	2.46%	2.99%
Limited Partners’ capital, end of year (000’s)	$312,204	$325,745	$300,576	$257,504	$304,765
Portfolio Turnover Rate (Master Fund)	32.68%	25.12%	23.12%	22.57%	9.54%

[1]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.06%.
[2]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each monthly accounting period.
[3]

Ratios calculated based on total expenses and average partner’s capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

THIRTEEN

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Year Ended March 31,
Hatteras Core Alternatives Institutional Fund, L.P.	2012	2011	2010	2009	2008[1]
Total return before Performance Allocation[2]	(2.77)%	6.64%	15.90%	(20.69)%	3.37%
Performance Allocation	0.00%	0.00%	0.00%	(0.03)%	(0.15)%
Total return after amortizing organizational expenses and Performance Allocation	(2.77)%	6.64%	15.90%	(20.72)%	3.22%
Net investment income (loss)	0.50%	0.14%	(1.12)%	(1.23)%	(1.11)%
Ratio of operating expenses to average partner’s capital[3]	1.47%	1.43%	1.51%	1.56%	1.72%
Ratio of allocated credit facility fees and interest expense to average partner’s capital	0.08%	0.10%	0.06%	0.03%	0.05%
Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[3]	1.55%	1.53%	1.57%	1.59%	1.77%
Performance Allocation	0.00%	0.00%	0.00%	0.03%	0.18%
Total expenses and Performance Allocation before reimbursement from Investment Manager	1.55%	1.53%	1.57%	1.62%	1.95%
Reimbursement from Investment Manager	0.00%	0.00%	0.00%	0.00%	(0.02)%
Net expenses	1.55%	1.53%	1.57%	1.62%	1.93%
Limited Partners’ capital, end of year (000’s)	$236,892	$238,675	$249,153	$202,898	$149,882
Portfolio Turnover Rate (Master Fund)	32.68%	25.12%	23.12%	22.57%	9.54%

[1]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.09%.
[2]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each monthly accounting period.
[3]

Ratios calculated based on total expenses and average partner’s capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

FOURTEEN

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Year Ended March 31,
Hatteras Core Alternatives TEI Institutional Fund, L.P.	2012	2011	2010	2009	2008[1]
Total return before Performance Allocation[2]	(2.85)%	6.61%	15.91%	(20.79)%	3.09%
Performance Allocation	0.05%[4]	(0.05)%	0.00%	(0.05)%	(0.09)%
Total return after amortizing organizational expenses and Performance Allocation	(2.80)%	6.56%	15.91%	(20.84)%	3.00%
Net investment income (loss)	0.46%	0.10%	(1.11)%	(1.35)%	(1.44)%
Ratio of operating expenses to average partner’s capital[3]	1.42%	1.38%	1.44%	1.50%	1.67%
Ratio of allocated credit facility fees and interest expense to average partner’s capital	0.08%	0.10%	0.06%	0.03%	0.05%
Ratio of withholding tax to average partner’s capital	0.12%	0.08%	0.05%	0.19%	0.36%
Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[3]	1.62%	1.56%	1.55%	1.72%	2.08%
Performance Allocation	(0.05)%[4]	0.05%	0.00%	0.05%	0.14%
Total expenses and Performance Allocation before reimbursement from Investment Manager	1.57%	1.61%	1.55%	1.77%	2.22%
Reimbursement from Investment Manager	0.00%	0.00%	0.00%	0.00%	(0.03)%
Net expenses	1.57%	1.61%	1.55%	1.77%	2.19%
Limited Partners’ capital, end of year (000’s)	$624,547	$659,549	$561,581	$384,901	$209,737
Portfolio Turnover Rate (Master Fund)	32.68%	25.12%	23.12%	22.57%	9.54%

[1]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.07%.
[2]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each monthly accounting period.
[3]

Ratios calculated based on total expenses and average partner’s capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

[4]	Reverse accrued Performance Allocation from January 1, 2011 to March 31, 2011.

FIFTEEN

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (concluded)

9.  SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements except the following: effective April 1, 2012 and May 1, 2012, there were additional purchases into the Feeder Funds of the following amounts:

April 1, 2012
Hatteras Core Alternatives Fund, L.P.	$1,168,000
Hatteras Core Alternatives TEI Fund, L.P.	$1,684,397
Hatteras Core Alternatives Institutional Fund, L.P.	$570,000
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$3,083,583

May 1, 2012
Hatteras Core Alternatives Fund, L.P.	$755,000
Hatteras Core Alternatives TEI Fund, L.P.	$1,052,909
Hatteras Core Alternatives Institutional Fund, L.P.	$1,078,000
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$2,081,000

In addition, since April 1, 2012, the Boards accepted the following tender requests which will be effective as of June 30, 2012:

Hatteras Core Alternatives Fund, L.P.	$15,000,715
Hatteras Core Alternatives TEI Fund, L.P.	$31,965,221
Hatteras Core Alternatives Institutional Fund, L.P.	$19,239,475
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$50,176,979

*************

SIXTEEN

HATTERAS FUNDS

(each a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited)

The identity of the Board members (each a “Director”) and brief biographical information, as of March 31, 2012, is set forth below. The business address of each Director is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615. The Feeder Funds’ statements of additional information include information about the Directors and may be obtained without charge by calling 1-888-363-2324.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTOR
David B. Perkins* July 18, 1962	President and Chairman of the Board of Directors of each Fund in the Fund Complex	Since Inception	Mr. Perkins has been Chairman of the Board of Directors and President of the Fund since inception. Mr. Perkins is the Chief Executive Officer of Hatteras and its affiliated entities. He founded the firm in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	21
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member of each Fund in the Fund Complex	Since Inception	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	21
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member of each Fund in the Fund Complex	Since Inception	Mr. Moss is a principal of Holden, Moss, Knott, Clark & Copley, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996.	21

*	Mr. Perkins is deemed to be an “interested” Director of the Feeder Funds because of his affiliations with the Investment Manager.

SEVENTEEN

HATTERAS FUNDS

(each a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited) (concluded)

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member of each Fund in the Fund Complex	Since Inception	Mr. Sellers has been the Chief Financial Officer of Imagemark Business Services, Inc., a strategic communications provider of marketing and print communications solutions, since June 2009. From 2003 to June 2009, Mr. Sellers was the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer.	21
Daniel K. Wilson June 22, 1948	Director; Audit Committee Member of each Fund in the Fund Complex	Since June 2009	Mr. Wilson was Executive Vice President and Chief Financial Officer of Parksdale Mills, Inc. from 2004 - 2008. Mr. Wilson currently is in private practice as a Certified Public Accountant.	21

EIGHTEEN

HATTERAS FUNDS

(each a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with each Feeder Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2012, of each of the persons currently serving as Executive Officers of the Feeder Funds. The business address of each officer is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS
J. Michael Fields, July 14, 1973	Secretary of each Fund in the Fund Complex	Since 2008	Prior to becoming Secretary of each of the Funds in the Fund Complex, Mr. Fields was the Treasurer of each of the Funds in the Fund Complex. Mr. Fields is Chief Operating Officer of Hatteras and its affiliates and has been employed by the Hatteras firm since its inception in September 2003.	N/A
Andrew P. Chica September 7, 1975	Chief Compliance Officer of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras in November 2007 and became Chief Compliance Officer of each of the Funds in the Fund Complex and the Investment Manager as of January 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007.	N/A

NINETEEN

HATTERAS FUNDS

(each a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited) (concluded)

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex Overseen by Officer
Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras in March 2008 and became Treasurer of each of the Funds in the Fund Complex in December 2008. Mr. Baker serves as the Chief Financial Officer of the Investment Manager and its affiliates. Prior to joining Hatteras, Mr. Baker worked for Smith Breeden Associates, an investment advisor located in Durham, NC. At Smith Breeden, Mr. Baker served as Vice President of Portfolio Accounting, Performance Reporting, and Fund Administration.	N/A

TWENTY

HATTERAS FUNDS

(each a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited)

PROXY VOTING

For free information regarding how the Master Fund voted proxies during the period ended June 30, 2011 or to obtain a free copy of the Master Fund’s complete proxy voting policies and procedures, call 1-800-504-9070 or visit the SEC’s website at http://www.sec.gov

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Feeder Funds file their complete schedule of portfolio holdings, which includes securities held by the Master Fund, with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Feeder Funds’ Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TWENTYONE

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2012

with report of Independent Registered Public Accounting Firm

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

As of and for the year ended March 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of Hatteras Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities, and partners’ capital of Hatteras Master Fund, L.P. (a Delaware Limited Partnership) (the “Master Fund”), including the schedule of investments, as of March 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2012, by correspondence with underlying fund advisers and custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hatteras Master Fund, L.P. as of March 31, 2012, the results of its operations and its cash flows for the year then ended, and the changes in its partners’ capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $1,279,146,735 (84.03% of total assets) as of March 31, 2012, whose fair value has been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the underlying fund advisers.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

May 30, 2012

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2012

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL PARTNERS’ CAPITAL

Percentages are as follows:

Investments in Adviser Funds, Exchange Traded Funds and Mutual Funds — (92.04)%	Cost	Fair Value
Absolute Return — (11.14)%
Allblue, L.P.[a,b]	$20,000,000	$20,341,304
Broad Peak Fund, L.P.[a,b]	290,930	210,450
Citadel Wellington, LLC (Class A)[a,b,c]	26,550,378	34,784,322
Courage Special Situations Fund, L.P.[a,b]	17,327,675	17,367,523
D.E. Shaw Composite Fund, LLC[a,b]	13,600,721	17,407,491
Eton Park Fund, L.P.[a,b]	16,090,002	16,533,236
JANA Partners Qualified, L.P.[a,b,d]	89,404	63,425
Marathon Fund, L.P.[a,b,d]	4,247,988	1,870,377
Montrica Global Opportunities Fund, L.P.[a,b,d]	825,665	579,579
OZ Asia, Domestic Partners L.P.[a,b,d]	977,636	1,113,087
Paulson Advantage, L.P.[a,b,c]	9,486,878	9,022,097
Perry Partners, L.P.[a,b,d]	746,120	887,192
Pipe Equity Partners[a,b,d]	13,076,214	6,044,783
Pipe Select Fund, LLC[a,b,d]	6,417,545	7,846,299
Standard Investment Research Hedge Equity Fund, L.P.[a,b,c]	20,000,000	24,223,945
Stark Investments, L.P.[a,b,d]	1,427,898	1,547,423
Stark Select Asset Fund, LLC[a,b,d]	638,240	619,520
Total Absolute Return	151,793,294	160,462,053

Enhanced Fixed Income — (17.06)%
Investment in Adviser Funds
Alden Global Distressed Opportunities Fund, L.P.[a,b]	7,565,699	6,072,972
Anchorage Capital Partners, L.P.[a,b]	4,832,982	4,987,212
BDCM Partners I, L.P.[a,b,d]	23,713,560	26,014,807
Bell Point Credit Opportunities Fund, L.P.[a,b]	20,000,000	18,620,960
Contrarian Capital Fund I, L.P.[a,b]	7,219,629	10,374,803

See notes to financial statements.

TWO

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2012 (continued)

Enhanced Fixed Income — (17.06)% (continued)	Shares	Cost	Fair Value
CPIM Structured Credit Fund 1000, L.P.[a,b,d]		$212,414	$21,757
Drawbridge Special Opportunities Fund, L.P.[a,b,d]		5,751,955	7,251,952
Fortress VRF Advisors I, LLC[a,b,d]		8,092,619	1,024,600
Halcyon European Structured Opportunities Fund, L.P.[a,b,d]		362,870	217,826
Harbinger Capital Partners Fund I, L.P.[a,b,d]		4,753,912	1,271,155
Harbinger Class L Holdings (U.S.), LLC [a,b,d]		92,617	80,994
Harbinger Class LS Holdings (U.S.) Trust Series I [a,b,d]	7,035	6,578,505	1,496,071
Harbinger Class PE Holdings (U.S.) Trust Series I [a,b,d]	3	980,839	560,830
Harbinger Credit Distressed Blue Line Fund, L.P.[a,b,c,d]		15,547,983	16,898,480
Indaba Capital Partner, L.P.[a,b]		10,000,000	10,704,732
Marathon Special Opportunities Fund, L.P.[a,b,d]		1,806,002	1,806,002
Morgan Rio Capital Fund, L.P.[a,b]		7,000,000	9,289,650
Prospect Harbor Credit Partners, L.P.[a,b,d]		1,350,038	1,558,265
Providence MBS Fund, L.P.[a,b]		25,000,000	33,762,315
Senator Global Opportunity Fund, L.P.[a,b,c]		18,423,842	22,227,693
Strategic Value Restructuring Fund, L.P.[a,b]		15,428,312	15,307,718
TCW Special Mortgage Credits Fund II, L.P.[a,b]		8,129,370	18,870,270
Waterstone Market Neutral Fund, L.P.[a,b]		8,548,948	15,258,861
Total Investment in Adviser Funds		201,392,096	223,679,925
Investment in Mutual Funds
Doubleline Total Return Bond Fund, Class I	1,980,366	19,234,664	22,120,686
Total Investment in Mutual Funds		19,234,664	22,120,686
Total Enhanced Fixed Income		220,626,760	245,800,611

Opportunistic Equity — (31.20)%
Investment in Adviser Funds
Artis Partners 2X (Institutional), L.P.[a,b,c]		2,551,217	2,463,863
Ashoka Fund, L.P.[a,b]		29,000,000	30,672,556
Balyasny Atlas Leveraged Fund, L.P.[a,b]		25,000,000	22,700,327
Bay Pond Partners, L.P.[a,b]		25,000,000	27,538,598
Biomedical Value Fund, L.P.a,[b,d]		322,229	390,012
Broadfin Healthcare Fund, L.P.[a,b]		22,000,000	23,204,600
Camcap Resources, L.P.[a,b,d]		491,057	495,508
CCM SPV II, LLC[a,b,d]		44,215	66,899
Crosslink Crossover Fund IV, L.P.[a,b]		2,128,241	4,279,971
Crosslink Crossover Fund V, L.P.[a,b]		931,110	4,180,303
Crosslink Crossover Fund VI, L.P.[a,b]		8,515,359	8,701,297
Empire Capital Partners Enhanced, L.P.[a,b]		15,000,000	16,018,020
Expo Health Sciences Fund, L.P.[a,b]		20,000,000	17,469,022
Gavea Investment Fund II, L.P.[a,b]		124,632	1,538,403
Gavea Investment Fund III, L.P.[a,b]		15,168,000	25,293,241
Glade Brook Global Domestic Fund, L.P.[a,b]		20,000,000	20,258,555
Gracie Capital, L.P.[a,b,d]		194,952	111,729
HealthCor, L.P.[a,b,c]		5,710,950	8,551,534
HFR HE Bristol Master Trust[a,b]		19,000,000	16,976,871
Hound Partners, LPa,b,c		24,000,000	25,114,268
Integral Capital Partners VII, L.P.[a,b]		1,157,333	1,543,340

See notes to financial statements.

THREE

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2012 (continued)

Opportunistic Equity — (31.20)% (continued)	Shares	Cost	Fair Value
Integral Capital Partners VIII, L.P.[a,b]		$2,490,153	$2,112,633
Samlyn Equity, LPa,b,c,[d]		1,457,937	1,247,613
Sansar Capital Master Fund, L.P. Subsidiaries[a,b,d]		251,625	367,238
Security Capital-Preferred Growth, LLC[b]		1,028,425	402,885
Standard Investment Research Energy Opportunities Fund, L.P.[a,b]		10,000,000	10,482,268
The Raptor Private Holdings, L.P.[a,b,d]		932,790	837,388
The Russian Prosperity Fund[a,b]		10,000,000	11,496,450
TT Mid-Cap Europe Long/Short Fund Limited[a,b,c]		22,500,000	27,134,573
Valiant Capital Partners, L.P.[b,c]		21,210,193	40,569,882
Value Partners Hedge Fund, LLC[a,b]		28,000,000	24,340,342
Viking Global Equities, L.P.[a,b,c]		17,166,317	21,562,093
Visium Balanced Fund, L.P.[a,b,c]		18,969,942	23,192,726
WCP Real Estate Strategies Fund, L.P.[a,b,d]		5,889,492	3,437,657
Total Investment in Adviser Funds		376,236,169	424,752,665
Investment in Exchange Traded Funds
Ishares MSCI Brazil Index Fund	82,050	4,996,758	5,305,353
Market Vectors Gold Miners ETF	88,765	4,998,312	4,397,418
Market Vectors Oil Service ETF[a]	371,850	15,550,050	15,104,547
Total Investment in Exchange Traded Funds		25,545,120	24,807,318
Total Opportunistic Equity		401,781,289	449,559,983

Private Investments — (25.98)%
Investment in Private Investment Funds
ABRY Advanced Securities Fund, L.P.[b]		4,527,135	5,841,383
ABRY Partners VI, L.P.[b]		5,852,054	7,032,076
ABRY Partners VII, L.P.[a,b]		859,704	822,185
Accel-KKR Capital Partners III, L.P.[b]		4,216,927	3,947,434
Arclight Energy Partners Fund III, L.P.[b]		2,776,540	3,150,364
Arclight Energy Partners Fund IV, L.P.[b]		2,653,271	3,277,632
Arclight Energy Partners Fund V, L.P.[b]		403,446	290,716
Arminius Moat, L.P.[b]		5,615,015	4,981,885
BDCM Opportunity Fund II, L.P.[b]		4,075,436	4,797,314
Benson Elliot Real Estate Partners II, L.P.[a,b]		5,121,388	2,373,648
Cadent Energy Partners II, L.P.[b]		6,236,521	5,916,709
Canaan Natural Gas Fund X, L.P.[b]		3,360,500	1,343,817
Carlyle Realty Distressed RMBS Partners, L.P.[b]		1,910,819	1,060,150
CDH Venture Partners II, L.P.[b]		3,608,268	3,102,236
CDH Venture Partners IV, L.P.[a,b]		4,022,689	3,805,679
China Special Opportunities Fund III, L.P.[a,b]		1,424,612	1,187,047
Claremont Creek Ventures II, L.P.[a,b]		1,828,750	1,617,384
Claremont Creek Ventures, L.P.[a,b]		1,615,415	999,087
Colony Investors VII, L.P.a,[b]		3,045,480	831,200
Colony Investors VIII, L.P.[b]		7,795,247	2,137,600
CX Partners Fund Limited[b]		3,067,005	2,181,670
Dace Ventures I, L.P.[a,b]		2,394,141	1,997,896
Darwin Private Equity I, L.P.[b]		4,709,128	2,969,378
DaVinci Corporate Opportunity Partners, L.P.[a,b]		3,834,663	864

See notes to financial statements.

FOUR

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2012 (continued)

Private Investments — (25.98)% (continued)	Shares	Cost	Fair Value
EMG Investments, LLC[b]		$1,476,134	$1,813,377
EnerVest Energy Institutional Fund XI-A, L.P.[b]		6,998,031	4,978,255
EnerVest Energy Institutional Fund X-A, L.P.[b]		2,178,934	2,346,251
Fairhaven Capital Partners, L.P.[a,b]		3,075,102	2,120,790
Florida Real Estate Value Fund, L.P.[a,b]		3,905,444	3,956,146
Forum European Realty Income III, L.P.[a,b]		4,828,653	3,881,621
Garrison Opportunity Fund II A, LLC[a,b]		2,060,662	2,213,768
Garrison Opportunity Fund, LLCa,[b]		6,006,062	8,348,209
Great Point Partners I, L.P.[b]		2,296,266	3,402,277
Greenfield Acquisition Partners V, L.P.[b]		6,621,818	6,368,352
GTIS Brazil Real Estate Fund, L.P.[a,b]		6,616,881	8,642,897
Halifax Capital Partners II, L.P.[b]		2,144,699	2,704,057
Hancock Park Capital III, L.P.a,[b]		2,411,283	4,027,275
Healthcor Partners Fund, L.P.[b,c]		3,138,092	3,492,098
Hillcrest Fund, L.P.[a,b]		5,437,584	4,405,175
Hony Capital Fund 2008, L.P.[b]		9,094,212	9,071,961
Illumitex, Inc. Series D Preferred Stock[a,b]	1,331,167	1,000,000	294,839
Intervale Capital Fund, L.P.[b]		4,572,377	6,902,599
J.C. Flowers III Co-Invest BTG, L.P.[b]		1,570,408	1,834,093
J.C. Flowers III, L.P.[b]		2,751,080	2,879,877
LC Fund V, L.P.[a,b]		1,636,601	1,545,863
Lighthouse Capital Partners VI, L.P.[b]		4,750,000	5,372,625
Merit Energy Partners F-II, L.P.[b]		1,156,832	880,796
Mid Europa Fund III, L.P.[a,b]		4,483,356	3,806,778
Midstream & Resources Follow-On Fund, L.P.[b]		2,213,756	6,124,786
Monomoy Capital Partners II, L.P.[b]		274,277	621,962
Natural Gas Partners IX, L.P.[b]		7,567,607	9,876,836
Natural Gas Partners VIII, L.P.a,[b]		3,986,066	5,454,221
New Horizon Capital III, L.P.[b]		6,682,443	7,554,227
NGP Energy Technology Partners II, L.P.[b]		3,060,787	2,973,482
NGP Energy Technology Partners, L.P.[b]		889,221	485,000
NGP Midstream & Resources, L.P.[b]		4,457,167	5,495,629
Northstar Equity Partners III Limited[b]		880,058	821,476
Northwood Real Estate Co-Investors, L.P.[b]		1,783,102	1,868,307
Northwood Real Estate Partners, L.P.[b]		4,310,344	4,243,033
OCM European Principal Opportunties Fund, L.P.[a,b]		3,073,788	5,180,032
OCM Mezzanine Fund II, L.P.a,[b]		1,662,661	2,237,637
ORBIS Real Estate Fund Ia,b		3,211,080	1,955,141
Orchid Asia IV, L.P.[b]		5,118,823	6,240,108
Parmenter Realty Fund IV, L.P.[b]		1,948,647	1,875,312
Patron Capital III, L.P.[b]		4,584,343	4,182,084
Pearlmark Mezzanine Realty Partners II, LLC[b]		1,642,471	142,366
Pearlmark Mezzanine Realty Partners III, LLC[b]		5,654,708	4,176,921
Pennybacker II, L.P.[b]		877,340	778,438
Phoenix Real Estate Fund PTE Limited[b]		6,023,793	6,631,776
Phoenix Real Estate Fund (T), L.P.[a,b]		6,134,670	5,567,870

See notes to financial statements.

FIVE

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2012 (continued)

Private Investments — (25.98)% (continued)	Cost	Fair Value
Pine Brook Capital Partners, L.P.[b]	$6,315,781	$5,840,248
Private Equity Investment Fund V, L.P.[b]	8,836,505	8,843,762
Private Equity Investors Fund IV, L.P.[b]	3,174,973	2,539,718
Quantum Energy Partners IV, L.P.[a,b]	3,845,635	3,748,053
Quantum Energy Partners V, L.P.[a,b]	3,983,260	2,617,457
Rockwood Capital Real Estate Partners Fund VII, L.P.[a,b]	5,000,000	2,591,282
Roundtable Healthcare Management III, L.P.[a,b]	971,945	850,666
Roundtable Healthcare Partners II, L.P.[a,b]	2,241,386	2,599,041
Saints Capital VI, L.P.[b]	6,901,655	8,218,486
Sanderling Venture Partners VI Co-Investment Fund, L.P.[a,b]	749,810	828,398
Sanderling Venture Partners VI, L.P.[a,b]	880,040	1,249,707
SBC Latin America Housing US Fund, L.P.[a,b]	1,646,906	1,497,617
Sentient Global Resources Fund III, L.P.[a,b]	12,287,687	14,867,135
Sentient Global Resources Fund IV, L.P.[a,b]	1,520,006	1,404,740
Sovereign Capital III, L.P.[a,b]	2,206,137	1,977,411
Square Mile Lodging Opportunity Partners, L.P.[b]	1,634,267	2,051,421
Square Mile Partners III, L.P.[b]	8,140,053	8,588,929
Sterling Capital Partners II, L.P.[b]	1,677,570	1,888,105
Sterling Group Partners III, L.P.[b]	2,025,487	1,908,891
Strategic Value Global Opportunities Fund I-A, L.P.[b]	4,181,869	3,041,377
Tenaya Capital V, L.P.[b]	3,559,653	4,590,573
The Column Group, L.P.a,[b]	3,225,899	2,744,079
The Energy and Minerals Group Fund II, L.P.[b]	161,519	84,312
The Founders Fund III, L.P.[a,b]	4,000,000	5,949,678
The Founders Fund IV, L.P.[a,b]	471,000	471,000
Tiger Global Investments Partners VI, L.P.[a,b]	4,241,333	4,703,482
Tiger Global Investments Partners VII, L.P.[a,b]	66,600	49,284
TPF II, L.P.[b]	4,510,925	4,053,829
Trivest Fund IV, L.P.[b]	4,340,755	4,375,772
True Ventures III, L.P.[a,b]	325,000	288,017
Urban Oil and Gas Partners A-1, L.P.[b]	4,383,579	3,977,546
VCFA Private Equity Partners IV, L.P.[b]	1,397,274	1,241,837
VCFA Venture Partners V, L.P.[b]	5,672,317	6,462,161
Voyager Capital Fund III, L.P.[a,b]	1,831,122	2,189,198
WCP Real Estate Fund I, L.P.[a,b]	1,959,575	1,981,902
Westview Capital Partners II, L.P.[b]	4,039,409	4,190,169
Zero2IPO China Fund II, L.P.[b]	3,800,980	4,192,841
Total Investments in Private Investment Funds	377,409,729	374,140,101
Investment in Private Investment Convertible Note
Illumitex, Inc.[a,b]
Convertible Note
Principle of $191,666
8.00%, 6/15/2012	191,666	191,666
Total Investment in Private Investment Convertible Note	191,666	191,666
Total Private Investments	377,601,395	374,331,767

See notes to financial statements.

SIX

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2012 (concluded)

Tactical Trading — (6.66)%	Shares	Cost	Fair Value
Alphamosaic (U.S.), LLC-Series Cell No. 41 (Winton Capital Management Limited)[a,b]		$12,500,000	$12,612,566
Black River Commodity MS Fund, L.P.[a,b,d]		382,430	328,850
Brevan Howard Emerging Markets Strategies Fund, L.P.[a,b,c]		3,421,517	3,417,976
Brevan Howard, L.P.[a,b,c]		8,524,265	9,655,584
Capula Tail Risk Fund Limited[a,b]		10,000,000	9,731,241
D.E. Shaw Oculus Fund, LLC[a,b]		7,154,202	12,775,530
Drawbridge Global Macro Fund, L.P.[a,b,d]		96,671	86,388
EDF-M1 Onshore, L.P.[a,b]		10,000,000	9,778,056
Ospraie Special Opportunities Fund, L.P.[a,b,d]		3,121,971	4,238,376
Robeco Transtrend Diversified Fund, LLC[a,b]		12,500,000	11,508,644
Saba Capital Tail Hedge Partners, L.P.[a,b]		5,000,000	4,554,585
The Clive Fund, L.P.[a,b,c]		15,000,000	15,321,298
Touradji Global Resources Holdings, LLC[a,b,d]		3,434,008	1,911,231
Total Tactical Trading		91,135,064	95,920,325
Total investments in Adviser Funds, Exchange Traded Funds and Mutual Funds (cost $1,242,937,802)			1,326,074,739
Short-Term Investments — (0.64)%
Federated Prime Obligations Fund #10, 0.18%[e]	9,150,843	9,150,843	9,150,843
Total Short-Term Investments (cost $9,150,843)			9,150,843
Total Investments (cost $1,252,088,645) (92.68)%			1,335,225,582
Other assets in excess of liabilities (7.32)%			105,472,448
Partners’ capital — (100.00)%			$1,440,698,030

[a]	Non-income producing.
[b]	Adviser Funds are issued in private placement transactions and as such are restricted as to resale.
[c]	Securities held in custody by US Bank N.A., as collateral for a credit facility. The total cost and fair value of these securities was $209,659,511 and $263,765,777, respectively.
[d]	The Adviser Fund has imposed gates on or has restricted redemptions from Adviser Funds.
[e]	The rate shown is the annualized 7-day yield as of March 31, 2012.

Total cost and fair value of restricted Adviser Funds as of March 31, 2012 was $114,309,401 and $92,293,313, respectively.

See notes to financial statements.

SEVEN

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL

March 31, 2012

Assets
Investments in Adviser Funds, Exchange Traded Funds and Mutual Funds, at fair value (cost $1,242,937,802)	$1,326,074,739
Investments in short-term investments, at fair value (cost $9,150,843)	9,150,843
Receivable from redemption of Adviser Funds, Exchange Traded Funds and Mutual Funds	151,301,866
Investments in Adviser Funds, Exchange Traded Funds and Mutual Funds paid in advance	35,765,988
Dividends and interest receivable	3,171
Prepaid assets	963
Total assets	$1,522,297,570
Liabilities and partners’ capital
Withdrawals payable	$59,900,817
Loan payable	20,000,000
Management fee payable	1,251,474
Professional fees payable	171,168
Risk management fees payable	99,750
Accounting and administration fees payable	92,164
Line of credit fees payable	44,389
Custodian fees payable	22,182
Printing fees payable	9,962
Line of credit interest expense payable	2,634
Other accrued expenses	5,000
Total liabilities	81,599,540
Partners’ capital	1,440,698,030
Total liabilities and partners’ capital	$1,522,297,570
Components of Partners’ Capital
Capital contributions (net)	$1,427,470,281
Accumulated net investment loss	(15,395,281)
Accumulated net realized loss	(54,513,907)
Accumulated net unrealized appreciation on investments	83,136,937
Partners’ capital	$1,440,698,030

See notes to financial statements.

EIGHT

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF OPERATIONS

For the year ended March 31, 2012

Investment income
Dividends	$30,803,992
Interest	52,180
Total investment income	30,856,172
Operating expenses
Management fee	15,230,788
Accounting and administration fees	1,113,748
Line of credit fees	1,112,056
Risk management expense	1,106,146
Professional fees	382,453
Custodian fees	152,150
Interest expense	53,809
Printing expense	43,200
Compliance consulting fees	30,000
Insurance expense	12,564
Other expenses	148,667
Total operating expenses	19,385,581
Net investment income	11,470,591
Net realized gain and change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	18,063,264
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	(71,083,345)
Net realized gain and change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	(53,020,081)
Net decrease in partners’ capital resulting from operations	$(41,549,490)

See notes to financial statements.

NINE

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

For the year ended March 31, 2011 and the year ended March 31, 2012

	General Partner’s Capital	Limited Partners’ Capital	Total Partners’ Capital
Partners’ capital, at March 31, 2010	$—	$1,411,169,017	$1,411,169,017
Capital contributions	—	306,549,492	306,549,492
Capital withdrawals	(323,877)	(292,434,000)	(292,757,877)
Net investment income	—	6,331,545	6,331,545
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	—	22,108,617	22,108,617
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	—	74,732,748	74,732,748
Performance allocation	323,877	(323,877)	—
Partners’ capital, at March 31, 2011*	$—	$1,528,133,542	$1,528,133,542
Capital contributions	323,877	183,493,918	183,817,795
Capital withdrawals	—	(229,703,817)	(229,703,817)
Net investment income	—	11,470,591	11,470,591
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	—	18,063,264	18,063,264
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	—	(71,083,345)	(71,083,345)
Reverse accrued performance allocation from January 1, 2011 to March 31, 2011	(323,877)	323,877	—
Partners’ capital, at March 31, 2012**	$—	$1,440,698,030	$1,440,698,030

*	Including accumulated net investment loss of $26,865,872.

**	Including accumulated net investment loss of $15,395,281.

See notes to financial statements.

TEN

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF CASH FLOWS

For the year ended March 31, 2012

Cash flows from operating activities:
Net decrease in partners’ capital resulting from operations	$(41,549,490)
Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash provided by operating activities:
Purchase of Adviser Funds, Exchange Traded Funds and Mutual Funds	(482,739,003)
Proceeds from redemptions of Adviser Funds, Exchange Traded Funds and Mutual Funds	620,763,443
Net realized gain from investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	(18,063,264)
Net change in unrealized appreciation on investments in Adviser Funds, Exchange Traded Funds, Mutual Funds and foreign exchange transactions	71,083,345
Net sales of short-term investments	16,782,448
Increase in investments in Adviser Funds, Exchange Traded Funds and Mutual Funds paid in advance	(4,777,749)
Increase in receivable from redemption of Adviser Funds, Exchange Traded Funds and Mutual Funds	(91,974,427)
Decrease in dividends and interest receivable	415
Decrease in prepaid assets	557
Decrease in management fee payable	(92,104)
Decrease in professional fees payable	(73,631)
Decrease in risk management fees payable	(55,349)
Decrease in accounting and administration fees payable	(9,304)
Decrease in line of credit fees payable	(8,944)
Increase in line of credit interest expense payable	2,634
Increase in printing fees payable	334
Increase in custodian fees payable	13,319
Increase in other expenses payable	4,870
Net cash provided by operating activities	69,308,100
Cash flows from financing activities:
Capital contributions	155,386,569
Capital withdrawals	(252,703,860)
Line of credit borrowings	80,000,000
Line of credit repayments	(60,000,000)
Net cash used in financing activities	(77,317,291)
Net change in cash	(8,009,191)
Cash at beginning of year	8,009,191
Cash at end of year	$0.00
Supplemental Disclosure of Interest Expense Paid	$51,175
Supplemental Disclosure of Line of Credit Fees Paid	$1,067,667

See notes to financial statements.

ELEVEN

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012

1.  ORGANIZATION

Hatteras Master Fund, L.P. (the “Master Fund”) was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004 and commenced operations on January 1, 2005. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund is managed by Hatteras Investment Partners, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The primary objective of the Master Fund is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Master Fund’s secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve its objectives, the Master Fund provides its limited partners (each, a “Limited Partner” and together, the “Limited Partners”) with access to a broad range of investment strategies, asset categories, and trading Advisers (“Advisers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions. The Master Fund invests with each Adviser either by becoming a participant in an investment vehicle operated by the Adviser (an “Adviser Fund”) which includes exchange traded funds (“ETFs”), hedge funds, and investment funds or by placing assets in an account directly managed by the Adviser.

Hatteras Investment Management LLC, a Delaware limited liability company, serves as the General Partner of the Master Fund (the “General Partner”). The General Partner is an affiliate of the Investment Manager. The General Partner has appointed a Board of Directors (the “Board”) and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund’s business.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.  Basis of Accounting

The Master Fund’s accounting and reporting policies conform with accounting principles generally accepted within the United States of America (“GAAP”).

b.  Cash

Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

c.  Valuation of Investments

Investments held by the Master Fund include:

•

Investments in Adviser Funds — The Master Fund will value interests in the Adviser Funds at fair value, using the net asset value as a practical expedient, as provided by the investment managers of such Adviser Funds. These Adviser Funds value their underlying investments in accordance with policies established by such Advisor Funds, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by the Board. Investments in Adviser Funds are subject to the terms of the Adviser Funds’ offering documents. Valuations of the Adviser Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Adviser Funds’ investment managers as required by the Adviser Funds’ offering documents. If the Investment Manager determines that the most recent value reported by any Adviser Fund does not represent fair value or if any Adviser Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general

TWELVE

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

•	Investments in Adviser Funds (continued)

supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The interests of some Adviser Funds, primarily investments in private equity funds, may be valued less frequently than the calculation of the Master Fund’s net asset value. Therefore, the reported performance of the Adviser Fund may lag the reporting period of the Master Fund. The Investment Manager has established procedures for reviewing the effect on the Master Fund’s net asset value due to this lag in reported performance of the Adviser Funds.

•

Investments in Exchange Traded Funds and Mutual Funds — Securities traded on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.

•

Investments in Private Companies — Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Adviser. Fair value is based on the best information available and is determined by reference to information including, but not limited to, the following: projected sales, net earnings, earnings before interest, taxes, depreciation and amortization (“EBITDA”), balance sheets, public or private transactions, valuations for publicly traded comparable companies, recent round of financing in the company’s stock, and/or other measures, and consideration of any other pertinent information including the types of securities held and restrictions on disposition. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including appropriate risk adjustments for nonperformance and lack of marketability). The methods used to estimate the fair value of private companies include: (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets — e.g., multiplying a key performance metric of the investee company or asset, such as projected revenue or EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions — adjusted by the Adviser for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Adviser to be the best indicator of fair value). These valuation methodologies involve a significant degree of judgment. Due to the absence of readily determinable fair values and the inherent uncertainty of valuations, the estimated fair values for private companies may differ significantly from values that would have been used had a ready market for the securities existed, and the differences could be material.

The Master Fund classifies its assets and liabilities that are reported at fair value into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities.

THIRTEEN

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

•

Level 2 — other significant observable inputs or investments that can be fully redeemed at the net asset value in the “near term” (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, ability to redeem in the near term, generally within the next calendar quarter, from Adviser Funds, etc.)

•

Level 3 — significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the net asset value in the “near term”, these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 90 days

	Level 1	Level 2	Level 3	Total
Absolute Return	$—	$115,729,848	$44,732,205	$160,462,053
Enhanced Fixed Income	22,120,686	131,942,275	91,737,650	245,800,611
Opportunistic Equity	24,807,318	241,930,644	182,822,021	449,559,983
Private Investments	—	—	374,331,767	374,331,767
Tactical Trading	—	89,355,480	6,564,845	95,920,325
Short-Term Investment	9,150,843	—	—	9,150,843
Total	$56,078,847	$578,958,247	$700,188,488	$1,335,225,582

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Level 3 Investments	Balance as of March 31, 2011	Transfers out of Level 3 into Level 2[1]	Transfers Between Investment Categories[2]	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Balance as of March 31, 2012
Absolute Return	$66,267,190	$—	$—	$6,132,461	$(10,192,634)	$34,242	$(17,509,054)	$44,732,205
Energy & Natural Resources	95,216,959	—	(95,216,959)	—	—	—	—	—
Enhanced Fixed Income	145,762,238	(21,056,488)	23,713,429	4,722,752	(5,452,723)	21,221,868	(77,173,426)	91,737,650
Opportunistic Equity	105,792,193	—	67,317,505	10,407,927	(2,449,938)	67,916,839	(66,162,505)	182,822,021
Private Equity	224,281,163	—	(224,281,163)	—	—	—	—	—
Private Investments	—	—	336,796,801	(5,784,413)	965,056	110,032,328	(67,678,005)	374,331,767
Real Estate	116,275,412	—	(116,275,412)	—	—	—	—	—
Tactical Trading	—	—	7,945,799	(71,596)	(861,950)	—	(447,408)	6,564,845
Total Level 3 Investments	$753,595,155	$(21,056,488)	$—	$15,407,131	$(17,992,189)	$199,205,277	$(228,970,398)	$700,188,488

[1]	Transfers out of Level 3 are represented by their balance as of the beginning of the period.
[2]	As of July 1, 2011 new investment categories were implemented. Transfers between investment categories reflect the changes in categories and are represented by their balance as of April 1, 2011.

FOURTEEN

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

Transfers into Level 3 usually result from Adviser Funds imposing gates or suspending redemptions; transfers out of Level 3 generally occur when lock-up periods on investments in Adviser Funds are lifted.

The net realized gain (loss) and change in unrealized appreciation/(depreciation) in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/(depreciation) from Level 3 investments held at March 31, 2012 is $(8,251,446).

Adviser Funds categorized as Level 3 assets, with a fair value totaling $71,922,358, have imposed gates or suspended redemptions. Gates were imposed or redemptions were suspended for these Adviser Funds during a period ranging from October 2008 to March 2012. It is generally not known when these restrictions will be lifted.

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions Terms*
Opportunistic Equity[a]	Investments in global equity markets and strategies involving specific market sectors, such as financial, technology, public real estate and public energy.	$449,560	N/A	N/A	Monthly- Annually	5-120	0-3 years; Up to 6% redemption fee
Enhanced Fixed Income[b]	Investments in non-traditional fixed income securities, including distressed debt strategies.	$245,801	N/A	N/A	Monthly- Rolling 3 years	0-185	0-3 years; Up to 5% redemption fee
Absolute Return[c]	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$160,462	N/A	N/A	Monthly-Annually	0-92	0-2 years; Up to 6% redemption fee
Tactical Trading[d]	Investments in commodities, currencies, global bonds and international stock indices, with low correlation to the equity markets.	$95,920	N/A	N/A	Quarterly	0-180	0-10 years; Up to 3% redemption fee

FIFTEEN

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions Terms*
Private Investments[e]	Investments in Private Equity, Private Real Estate, Private Energy and Natural Resources, generally through private partnerships or direct investments.	$374,332	$223,617	Up to 10 years	N/A	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Adviser Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Adviser Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.
The	Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Adviser Funds, would generally be the net asset value as provided by the Adviser Fund or its administrator. For each of the categories below, the fair value of the Adviser Funds has been estimated using the net asset value of the Adviser Funds.
[a]

This category includes Adviser Funds that predominantly invest in all global markets, including the U.S. domestic markets, and predominantly invest in equity securities. While the Opportunistic Equity investment strategy consists of Adviser Funds that trade predominantly in equity securities, certain of the Advisers chosen may additionally invest all or a portion of the Advisers Fund in debt or other instruments.

[b]	This category includes Adviser Funds that invest primarily in high yield debt, distressed securities, structured credit, and opportunistic credit (including, among other things, in emerging markets).
[c]

This category is defined as having a relatively low or negative correlation to the equity markets. In addition, certain strategies within the Absolute Return investment strategy may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., “market” puts and calls, etc.). The Absolute Return investment strategy includes Adviser Funds that invest using Event Driven Arbitrage, Convertible Arbitrage, Merger Arbitrage, Fixed Income Arbitrage, Volatility Arbitrage and Statistical Arbitrage.

[d]

This category includes Adviser Funds who engage in directional trading strategies. Some of the Tactical Trading strategies incorporate equity assets as well as currencies, commodities and debt instruments. Commodity Trading Advisors (CTAs) are included in the Tactical Trading investment strategy. Historically, the Tactical Trading investment strategy has a relatively low correlation to the equity markets. Global Macro/Managed Futures strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

[e]

This category invests in three sub-strategies (Private Equity, Private Real Estate and Private Energy and Natural Resources). Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. Private Equity seeks to profit from, among other things, the inefficiencies inherent in these markets though valuation and due diligence analysis of available business opportunities. Private Real Estate strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a REIT or other Adviser Fund). The Private Energy and Natural Resources strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in private or (sometimes) publicly traded energy companies.

d.  Investment Income

Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date, except that certain dividends from private equity investments are recorded as soon as the information is available to the Master Fund. Investments in short-term investments, mutual funds, and ETF’s are recorded on a trade date basis. Investments in Adviser Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses on Adviser Fund redemptions are determined on identified cost basis.

SIXTEEN

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d.   Investment Income (continued)

The Adviser Funds generally do not make regular cash distributions of income and gains and are therefore considered non-income producing securities. Disbursements received from Adviser Funds are accounted for as a reduction to cost.

e.  Foreign Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

f.  Master Fund Expenses

The Master Fund will bear all expenses incurred, on an accrual basis, in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; directors’ fees; interest expenses and commitment fees on credit facilities; and expenses of meetings of the Board.

g.  Income Taxes

The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax. For income tax purposes, the individual partners will be taxed upon their distributive share of each item of the Master Fund’s profit and loss.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdiction in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. For the years ended December 31, 2008 through December 31, 2011 the Master Fund is open to examination by major tax jurisdictions under the statute of limitations.

The Master Fund has reviewed any potential tax positions as of March 31, 2012 and has determined that it does not have a liability for any unrecognized tax benefits. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Master Fund did not incur any material interest or penalties. Due to the timing of tax information received from the Adviser Funds, tax basis reporting is not available as of the balance sheet date.

h.  Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in Partner’s Capital from operations during the reporting period. Actual results could differ from those estimates.

SEVENTEEN

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

3.  RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). The amendments in ASU 2011-04 generally represent clarification of Topic 820, but also include instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This update results in common principles and requirements for measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The provisions of ASU 2011-04 are effective prospectively for interim and annual periods beginning after December 15, 2011. Early adoption is prohibited. The Fund is currently assessing the impact of ASU 2011-04 on its financial position and results of operations, cash flows or financial statements disclosures and has not yet determined if the adoption of ASU 2011-04 will have a material effect on its financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities (“ASU 2011-11”). The amendments in this ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

4.  ALLOCATION OF PARTNERS’ CAPITAL

Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased; (4) the day on which interests are repurchased; (5) the day preceding the day on which a substituted Limited Partner is admitted to the Master Fund; or (6) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages.

5.  REPURCHASE OF LIMITED PARTNERS’ INTERESTS

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager. The Investment Manager generally recommends to the Board that the Master Fund offer to repurchase interests from Limited Partners on a quarterly basis as of the valuation date at the end of each calendar quarter. The Master Fund will not offer repurchases of interests of more than 20% its net asset value in any quarter. The Master Fund does not intend to distribute to the Limited Partners any of the Master Fund’s income, but generally expects to reinvest substantially all income and gains allocable to the Limited Partners.

6.  MANAGEMENT FEES, PERFORMANCE ALLOCATION, AND RELATED PARTY TRANSACTIONS

The Investment Manager is responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Master Fund (the “Investment Management Agreement”). Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing and supervising the Master Fund’s investment program. In consideration for such services, the Master Fund pays the Investment Manager a management fee equal to 1.00% on an annualized basis of the aggregate value of its partners’ capital determined as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

EIGHTEEN

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

6.  MANAGEMENT FEES, PERFORMANCE ALLOCATION, AND RELATED PARTY TRANSACTIONS (CONTINUED)

The General Partner is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Master Funds at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the last calendar year (“the Performance Allocation”). The Performance Allocation is made on a “peak to peak”, or “high watermark” basis, which means that no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. For the three months ended March 31, 2011, the General Partner accrued a Performance Allocation in the amount of $323,877. The accrued Performance Allocation for the three months ended March 31, 2011 of $323,877 was reversed. There is no accrued Performance Allocation for the year ended March 31, 2012.

Hatteras Capital Distributors LLC (“HCD”), an affiliate of the Investment Manager, serves as the Master Fund’s private placement agent. HCD receives a distribution fee from the Investment Manager equal to 0.10% on an annualized basis of the partner’s capital of the Master Fund as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

Each member of the Board who is not an “interested person” of the Master Fund (the “Independent Board”), as defined by the 1940 Act, receives an annual retainer of $30,000. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

7.  ACCOUNTING, ADMINISTRATION, AND CUSTODIAL AGREEMENT

In consideration for accounting, administrative, and recordkeeping services, the Master Fund pays J.D. Clark & Company, a division of UMB Fund Services, Inc. (the “Administrator”) an administration fee based on the month-end partners’ capital of the Master Fund. The Administrator also provides regulatory administrative services, transfer agency functions, and shareholder services at an additional cost. For the year ended March 31, 2012, the total accounting and administration fees were $1,113,748.

UMB Bank, N.A. serves as custodian of the Master Fund’s assets and provides custodial services for the Master Fund, except for collateral held for the Master Fund’s credit facility, as described below in Note 9.

8.  INVESTMENT TRANSACTIONS

Total purchases of Adviser Funds for the year ended March 31, 2012 amounted to $482,739,003. Total proceeds from redemptions of Adviser Funds for the year ended March 31, 2012 amounted to $620,763,443. The cost of investments in Adviser Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Adviser Funds. The Master Fund relies upon actual and estimated tax information provided by the Adviser Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2012.

The Master Fund invests substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods.

9.  CREDIT FACILITY

The Master Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $120,000,000 which is secured by certain interests in Adviser Funds. A fee of 80 basis points per annum is payable monthly in arrears on the unused portion of the facility, while the interest rate charged on borrowings is the 1-month London Interbank Offer Rate plus a spread of 190 basis points. Collateral for the new facility is held by U.S. Bank N.A. as custodian. Interest and fees incurred for the year ended March 31, 2012 are disclosed in the accompanying

NINETEEN

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (continued)

9.  CREDIT FACILITY (CONTINUED)

Statement of Operations. At March 31, 2012, the Master Fund had $44,389 payable on the unused portion of the Facility and an interest payable of $2,634 on the borrowings The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under the facility for the year ended March 31, 2012 was 2.28%, $1,860,465, and $25,000,000, respectively.

10.  INDEMNIFICATION

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11.  COMMITMENTS

As of March 31, 2012, the Master Fund had outstanding investment commitments to Adviser Funds totaling approximately $223,616,646. Five Adviser Funds in the Private Investment Strategy have commitments denominated in Euros, two Adviser Funds have commitments denominated in Pound Sterling, and one Adviser Fund has commitments denominated in Japanese Yen. At March 31, 2012, the unfunded commitments for these Adviser Funds totaled €12,109,085 EUR, £2,034,773 GBP and ¥346,958,501 JPY, respectively. At March 31, 2012, the exchange rate used for the conversion was 1.3343 USD/EUR, 1.6008 USD/GBP and 82.86 JPY/USD. The U.S. Dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount.

12.  RISK FACTORS

An investment in the Master Fund involves significant risks, including leverage risk, interest rate risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund generally does not employ leverage. However, certain Adviser Funds may employ leverage, either synthetically or through borrowed funds, which can enhance returns or increase losses on smaller changes in the value of an underlying investment. Adviser Funds that invest in fixed income securities may be subject to interest rate risk, where changes in interest rates affect the value of the underlying fixed income investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. Investments in the Adviser Funds may be restricted from early redemptions or subject to fees for early redemptions as part of contractual obligations agreed to by the Investment Manager on behalf of the Master Fund. Adviser Funds may have initial lock-up periods, the ability to suspend redemptions, or employ the use of side pockets, all of which may affect the Master Fund’s liquidity in the respective Adviser Fund.

Adviser Funds generally require the Investment Manager to provide advanced notice of its intent to redeem the Master Fund’s total or partial interest and may delay or deny a redemption request depending on the Adviser Funds’ governing agreements. Interests in the Master Fund provide limited liquidity since Limited Partners will not be able to redeem interests on a daily basis because the Master Fund is a closed-end fund. Therefore, investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

TWENTY

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2012 (concluded)

13.  FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Master Fund’s financial performance. The total returns in the table represent the rate that a typical Limited Partner would be expected to have earned or lost on an investment in the Master Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. An individual Limited Partner’s results may vary from those shown below due to the timing of capital transactions and performance allocation.

The ratios are calculated by dividing total dollars of net investment income or expenses, as applicable, by the average of total monthly Limited Partners’ capital.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

	For the Year Ended March 31,
	2012	2011	2010	2009	2008
Total return before Performance Allocation	(2.51)%	6.91%	16.24%	(20.45)%	3.74%
Total return after Performance Allocation	(2.49)%	6.89%	16.24%	(20.45)%	3.74%
Partners’ capital, end of year (000’s)	$1,440,698	$1,528,134	$1,411,169	$1,149,124	$1,050,585
Portfolio turnover	32.68%	25.12%	23.12%	22.57%	9.54%
Ratio of net investment income (loss), excluding Performance Allocation	0.76%	0.43%	(0.84)%	(0.90)%	(0.72)%
Ratio of other operating expenses to average partner’s capital	1.20%	1.17%	1.23%	1.22%	1.27%
Ratio of credit facility fees and interest expense to average partner’s capital	0.08%	0.10%	0.06%	0.03%	0.05%
Operating expenses, excluding Performance Allocation	1.28%	1.27%	1.29%	1.25%	1.32%
Performance Allocation*	(0.02)%[1]	0.02%	0.00%	0.00%	0.00%
Total operating expenses and Performance Allocation	1.26%	1.29%	1.29%	1.25%	1.32%

*	Prior to July 1, 2008 Performance Allocation was calculated at the Feeder Fund level.
[1]	Reverse accrued Performance Allocation from January 1, 2011 to March 31, 2011.

14.  SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following: effective April 1, 2012 and May 1, 2012, there were additional capital contributions of $5,824,807 and $4,488,291, respectively.

The Investment Manager recommended to the Board that a tender offer in an amount of up to approximately 10.00% of the partners’ capital of the Master Fund be made for the quarter ending June 30, 2012 to those partners who elect to tender their interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of the tender offer’s expiration date of April 30, 2012, and submitted tender requests totaling approximately $121,590,077.

*************

TWENTY-ONE

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited)

The identity of the Board members (each a “Director”) and brief biographical information, as of March 31, 2012, is set forth below. The business address of each Director is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTOR
David B. Perkins* July 18, 1962	President and Chairman of the Board of Directors of Master Fund	Since Inception	Mr. Perkins has been Chairman of the Board of Directors and President of the Master Fund since inception. Mr. Perkins is the Chief Executive Officer of Hatteras and its affiliated entities. He founded the firm in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	21
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member of the Master Fund	Since Inception	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	21
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member of the Master Fund	Since Inception	Mr. Moss is a principal of Holden, Moss, Knott, Clark & Copley, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996.	21

*	Mr. Perkins is deemed to be an “interested” Director of the Master Fund because of his affiliations with the Investment Manager.

TWENTY-TWO

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited) (concluded)

Name & Date of Birth	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member of the Master Fund	Since Inception	Mr. Sellers has been the Chief Financial Officer of Imagemark Business Services, Inc., a strategic communications provider of marketing and print communications solutions, since June 2009. From 2003 to June 2009, Mr. Sellers was the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer.	21
Daniel K. Wilson June 22, 1948	Director; Audit Committee Member of the Master Fund	Since June 2009	Mr. Wilson was Executive Vice President and Chief Financial Officer of Parksdale Mills, Inc. from 2004 - 2008. Mr. Wilson currently is in private practice as a Certified Public Accountant.	21

TWENTY-THREE

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with the Master Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2012, of each of the persons currently serving as Executive Officers of the Master Fund. The business address of each officer is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS
J. Michael Fields July 14, 1973	Secretary of each Fund in the Fund Complex	Since 2008	Prior to becoming Secretary of each of the Funds in the Fund Complex, Mr. Fields was Treasurer of each of the Funds in the Fund Complex. Mr. Fields is Chief Operating Officer of Hatteras and its affiliates and has been employed by the Hatteras firm since its inception in September 2003.	N/A
Andrew P. Chica September 7, 1975	Chief Compliance Officer of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras in November 2007 and became Chief Compliance Officer of each of the Funds in the Fund Complex and the Investment Manager as of January 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007.	N/A

TWENTY-FOUR

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited) (concluded)

Name & Date of Birth	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex Overseen by Officer
Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras in March 2008 and became Treasurer of each of the Funds in the Fund Complex in December 2008. Mr. Baker serves as the Chief Financial Officer of the Investment Manager and its affiliates. Prior to joining Hatteras, Mr. Baker worked for Smith Breeden Associates, an investment advisor located in Durham, NC. At Smith Breeden, Mr. Baker served as Vice President of Portfolio Accounting, Performance Reporting, and Fund Administration.	N/A

TWENTY-FIVE

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited)

PROXY VOTING

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the period ended June 30, 2011 is available at www.sec.gov and by calling 1-800-504-9070 and may be obtained at no additional charge.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TWENTY-SIX

HATTERAS MASTER FUNDS, L.P.

(each a Delaware Limited Partnership)

PRIVACY POLICY

(Unaudited)

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•             Social Security number

•             account balances

•             account transactions

•             transaction history

•             wire transfer instructions

•             checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Hatteras Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (919) 846-2324 or go to www.hatterasfunds.com

TWENTY-SEVEN

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

PRIVACY POLICY

(Unaudited) (continued)

What we do
Who is providing this notice?	Funds advised by Hatteras entities. A complete list is included below.
How does Hatteras Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Hatteras Funds collect my personal information?

We collect your personal information, for example, when you

■      open an account

■      provide account information

■      give us your contact information

■      make a wire transfer

■      tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■      sharing for affiliates’ everyday business purposes — information about your creditworthiness

■      affiliates from using your information to market to you

■      sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■      Our affiliates include companies with a Hatteras name, such as Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Alternative Mutual Funds, LLC, registered investment advisers; Hatteras Capital Distributors, LLC, a registered broker-dealer; and unregistered funds managed by Hatteras entities such as Hatteras Core Alternatives 3(c)(1) Fund, L.P., Hatteras Core Alternatives Offshore Fund, Ltd., Hatteras GPEP Fund, L.P. and Hatteras Late Stage VC Fund I, L.P.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Hatteras Funds doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Hatteras Funds doesn’t jointly market.
List of funds providing this notice
Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras Sector Select Fund, Hatteras Sector Select Institutional Fund, Hatteras VC Co-Investment Fund II, LLC, and Hatteras Alternative Mutual Funds Trust.

TWENTY-EIGHT

HATTERAS CORE ALTERNATIVES FUNDS

8540 Colonnade Center Drive

Suite 401

Raleigh, NC 27615

INVESTMENT ADVISOR AND FUND SERVICING AGENT

Hatteras Investment Partners, LLC

8540 Colonnade Center Drive

Suite 401

Raleigh, NC 27615

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street, 24th Floor

Philadelphia, PA 19103

FUND COUNSEL

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103

ADMINISTRATOR AND FUND ACCOUNTANT

J.D. Clark & Company

223 Wilmington West Chester Pike, Suite 303

Chadds Ford, PA 19317

CUSTODIANS

UMB Bank, N.A.

1010 Grand Boulevard

Kansas City, MO 64106

U.S. Bank, N.A.

1555 North River Center Drive

Milwaukee, WI 53212

DISTRIBUTOR

Hatteras Capital Distributors, LLC

8540 Colonnade Center Drive

Suite 401

Raleigh, NC 27615

8540 Colonnade Center Drive/Suite 401/ Raleigh, NC 27615-3052	T: 919.846.2324 F: 919.846.3433	hatterasfunds.com

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Messrs. Steve E. Moss, H. Alexander Holmes, Gregory S. Sellers and Daniel K. Wilson are each qualified to serve as audit committee financial experts serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $10,500 for 2011 and $10,500 for 2012.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2011 and $0 for 2012.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

HATTERAS INVESTMENT PARTNERS LLC

HATTERAS MASTER FUND, L.P.

HATTERAS CORE ALTERNATIVES FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

PROXY VOTING POLICY

This statement sets forth the policy of Hatteras Investment Partners, LLC (“Hatteras”) with respect to the exercise of corporate actions and proxy voting authority of client accounts.

The Funds and other advisory clients of Hatteras invest, directly or indirectly, substantially all of their assets in securities of pooled investment vehicles or separate accounts, which are private partnerships, limited liability companies or similar entities managed by third-party investment managers (collectively, “Advisor Funds”). These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. To the extent that we or our clients receive notices or proxies from Advisor Funds (or receive proxy statements or similar notices in connection with any other portfolio securities), Hatteras has proxy voting responsibilities.

With respect to proxies issued by Hatteras Master Fund, L.P. (the “Master Fund”), the feeder funds which invest in the Master Fund have delegated proxy voting authority to Hatteras. Hatteras will vote proxies in a manner that it deems to be in the best interests of the Funds. In general, the Investment Manager believes that voting proxies in accordance with the policies described below will be in the best interests of its clients. If an analyst, trader or partner of the Hatteras believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of a client, the proxy will be referred to Hatteras’ Chief Compliance Officer for a determination of how such proxy should be voted.

Hatteras will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. Hatteras will generally vote in favor of management or shareholder proposals that Hatteras believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, Hatteras will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of Hatteras’ clients.

If a proxy includes a matter to which none of the specific policies described above or in Hatteras’ stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to Hatteras’ Chief Compliance Officer for a determination of how such proxy should be voted.

In exercising its voting discretion, Hatteras and its employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on by Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. or Hatteras Core Alternatives TEI Institutional Fund, L.P. (the “Registered Funds”) presents an actual or potential conflict of interest involving Hatteras (or an affiliate of Hatteras), any issuer of a security for which Hatteras (or an affiliate of Hatteras) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom Hatteras (or an affiliate of Hatteras) has an existing material contract or business relationship not entered into in the ordinary course of business (Hatteras and such other persons having an interest in the matter being called “Interested Persons”), Hatteras will make written disclosure of the conflict to the Independent Directors of the applicable Fund(s) indicating how Hatteras proposes to vote on the matter and its reasons for doing so. If the Investment Manager does not receive timely written instructions as to voting or non-voting on the matter from the applicable Registered Fund’s Independent Directors, Hatteras may take any of the following actions which it deems to be in the best interests of the Fund: (1) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (2) vote on the matter in the manner proposed to the Independent Directors if the vote is against the interests of all Interested Persons; or (3) refrain from voting on the matter.

The Registered Fund each are required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Each of the Registered Fund’s Form N-PX filing is available: (1) without charge, upon request, by calling (800) 504-9070; or (2) by visiting the SEC’s website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Hatteras Investment Partners LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management of the Master Fund as of June 8, 2012:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Mark W. Yusko	Chief Investment Officer of Hatteras Core Alternatives Funds	Since inception	Mr. Yusko has been Chief Investment Officer of the Core Alternatives Funds since inception and President and Chief Executive Officer of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.	Asset allocation; underlying manager selection; and portfolio construction.

David B. Perkins	Chief Executive Officer of the Investment Manager and President of the Fund	Since inception	Mr. Perkins is the Chief Executive Officer of Hatteras and founded Hatteras and its affiliated entities in 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	Strategic recommendations and portfolio oversight.

Joshua E. Parrott	Director of Public Investments of the Investment Manager	Since inception	Mr. Parrott joined the Investment Manager in March 2004 and is currently Director of Public Investments. Previously, Mr. Parrott was employed as an Analyst by Dialectic Capital Management in 2003 and as a Financial Advisor at Morgan Stanley from February 1999 to March 2003.	Portfolio management and portfolio construction.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Master Fund and the Hatteras Core Alternatives Feeder Funds, for which the members of the Investment Committee of the Investment Manager are primarily responsible for the day-to-day portfolio management as of March 31, 2012:

Name of Investment Committee Member	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Mark W. Yusko	Registered Investment Companies	8	$4,500,000,000	0	$0
	Other Pooled Investment Vehicles	28	$1,700,000,000	23	$1,700,000,000
	Other Accounts	19	$1,800,000,000	18	$1,000,000,000

David B. Perkins	Registered Investment Companies	2	$24,400,000	1	$13,900,000
	Other Pooled Investment Vehicles *	2	$27,100,000	1	$4,000,000
	Other Accounts	0	$0	0	$0

Joshua E. Parrott	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*	The assets in the “Other Pooled Investment Vehicles” section for the designated investment committee member(s) includes committed capital amounts for certain assets.

Potential Conflicts of Interests

Messrs. Perkins and Yusko are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts and other pooled investment vehicles which may have materially higher, lower or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Mr. Parrott does not manage any other accounts and therefore no material conflicts of interest arise out of his management of the registrant.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the members of the investment committee of the Investment Manager (the “Investment Committee”) may include a combination of the following: (i) fixed annual salary; (ii) a variable portion of the Management Fee paid by the Master Fund to the Investment Manager; and (iii) a variable portion of any Performance Allocation allocated to the General Partner of the Master Fund. The Performance Allocation is equal to 10% of the excess of the new net profits of the partner interests in the Master Fund (calculated and accrued monthly and payable annually and calculated separately for the Core Alternatives Fund, L.P., the Core Alternatives TEI Fund, L.P. and each other fund that serves as a feeder fund to the Master Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Investment Manager in the Fund as of March 31, 2012:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Mark W. Yusko	$500,001 to $1,000,000
David B. Perkins	$0
Joshua E. Parrott	$0

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hatteras Core Alternatives Fund, L.P.

By (Signature and Title)*

/s/ David B. Perkins
David B. Perkins, President
(principal executive officer)

Date	June 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/s/ David B. Perkins
David B. Perkins, President
(principal executive officer)

Date	June 8, 2012

By (Signature and Title)*

/s/ R. Lance Baker
R. Lance Baker, Treasurer
(principal financial officer)

Date	June 8, 2012

*	Print the name and title of each signing officer under his or her signature.